                                                          Exhibit 99(b)(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   PROJECT SHOUT

                           BOARD OF DIRECTORS MEETING

                               JANUARY 14, 1998

                                 CONFIDENTIAL

                            SALOMON SMITH BARNEY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                CONFIDENTIAL

                      MATERIAL FOR THE BOARD OF DIRECTORS

                                       OF

                                     SHOUT

"Salomon Smith Barney" is a service mark of Smith Barney Inc. Smith Barney
Inc. and Salomon Brothers Inc. are affiliated but separately registered broker/dealers under common control of Salomon Smith Barney Holdings Inc. Salomon Brothers Inc. and Salomon Smith Barney Holdings Inc. have been licensed to use the Salomon Smith Barney service mark. The following pages contain material provided to the Board of Directors of SHOUT by Salomon Smith Barney in connection with the potential business combination involving SHOUT and BIDDER. The accompanying material was compiled or prepared on a confidential basis solely for use by the Board of Directors of SHOUT and not with a view toward public disclosure under state and federal securities laws or otherwise. The information contained in this material was obtained from SHOUT, BIDDER and other sources. Any estimates and projections for such companies herein have been prepared by the respective managements of such companies or are based upon such estimates and projections, and involve numerous and significant subjective determinations, which may or may not be correct. No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past or future. This material was not prepared for use by readers not as familiar with the business affairs of SHOUT as the Board of Directors and, accordingly, neither SHOUT nor Salomon Smith Barney nor their respective legal or financial advisors or accountants takes any responsibility for the accompanying material when used by persons other than the Board of Directors of SHOUT.

CONFIDENTIAL                                                       PROJECT SHOUT

TABLE OF CONTENTS

Overview of Proposed Transaction...................................................        1

Review of Process..................................................................        2

    -Marketing Efforts

    -Final Bids Received

Analysis of SHOUT Trading..........................................................        3

    Common Shares..................................................................        A

    Preferred Shares...............................................................        B

Overview of Operating Assumptions..................................................        4

Valuation of Preferred Stock.......................................................        5

Valuation of SHOUT.................................................................        6

LBO Model Overview.................................................................        7

Analysis of Break Up Fees..........................................................        8

Exhibits...........................................................................        9

    Comparable Company Analysis....................................................        A

    Precedent Transactions.........................................................        B

    Leveraged Recapitalization Model...............................................        C

    Preferred Term Sheet & Valuation...............................................        D

    WACC Calculation...............................................................        E

                                        TAB
                                         1

--------------------------------------------------------------------------------

                       OVERVIEW OF PROPOSED TRANSACTION

--------------------------------------------------------------------------------

CONFIDENTIAL                                                       PROJECT SHOUT

SUMARRY OF TERMS FOR PREFERRED

Consideration:                                 - $13.75 in cash and $0.75 face value preferred shares
                                               - Estimated value of preferred $0.47 to $0.54
                                               - Estimated total value $14.22 to $14.29
                                               - 30% premium to share price of $10.9375 on 1/13/97
                                               - 68% premium to October 29, 1997 share price of $8.501

Structure:                                     - Leveraged recapitalization

Topping Fee & Expenses                         - A topping fee of $16.5 million (approximately 3% of enterprise valuation)
                                                 will be payable in the event that the Company enters into another agreement

Break-up Fee                                   - In the event that Bruckmann breaches the agreement, Bruckmann will pay the
                                                 Company $26.7 million (approximately $1.00 per share)

Conditions to Close                            - Receipt of financing
                                               - Hart-Scott-Rodino approval
                                               - Other customary conditions

Stockholder Agreement:                         - The offer is subject to shareholder approval
                                               - Rotko Family has given irrevocable proxy and option to Bruckmann

------------------------
(1) On October 29, 1997, the Company announced that Smith Barney had been engaged to assist in the evaluation of strategic alternatives.

CONFIDENTIAL                                                       PROJECT SHOUT

Transaction Overview-Calculation of Transaction Value

(Dollars in Thousands)

Shares Outstanding (1)............................................................     25,648
Share Price.......................................................................  $   14.50
                                                                                    ---------
                                                                                    $ 371,893

Plus:
Options Outstanding...............................................................      2,003
Share Price.......................................................................  $   14.50
                                                                                    ---------
                                                                                    $  29,044

Cost of Equity....................................................................  $ 400,938

Less:
Options Outstanding...............................................................      2,003
Average Exercise Price............................................................  $    5.01
                                                                                    ---------
                                                                                    $  10,035

Purchase Price of Equity..........................................................  $ 390,902

Bank Debt.........................................................................  $ 129,312
Exchangeable Debentures...........................................................     10,055
                                                                                    ---------
                                                                                    $ 139,367

Less: Cash........................................................................  $   4,027
                                                                                    ---------
Net Debt..........................................................................  $ 135,340

Enterprise Value..................................................................  $ 526,242
                                                                                    ---------
                                                                                    ---------

------------------------

(1) Common and preferred on a fully converted basis

CONFIDENTIAL                                                    PROJECT SHOUT

Summary of Terms of Preferred Stock

Name: Series A % Cumulative Compounding Senior Preferred Stock

Face: Amount $10.00

Rank: At issuance, the Series A preferred stock will rank senior to all other equity securities of the Company.

Dividends: $1.30 per share -- 13% per annum

Liquidation Preference: $10.00 per share plus accrued dividends

Redemption: Callable at a premium prior to the 3rd anniversary, callable thereafter at par

Mandatory Redemption: Mandatory Redemption by December 31, 2011 at Liquidation Preference plus accrued dividends

Voting Rights: Holders of the Series A preferred stock will have no voting rights except as otherwise required by Delaware law.

                                       TAB
                                        2

--------------------------------------------------------------------------------

                                REVIEW OF PROCESS

--------------------------------------------------------------------------------

Confidential                                                PROJECT SHOUT
--------------------------------------------------------------------------------

Marketing Efforts and Investor Response


                                        39 Buyers Signed              20 buyers Submitted
      50 Potential Buyers    -->  Confidentiality Agreements   -->  Initial Indications of
        Were Contacted             and Received Confidential                Interest
                                        Memorandums

         6 Buyers Attended    -->    3 Buyers Submitted Final  -->      Negotiated Contract
     Management Presentations               Bids                         With Final Bidder


CONFIDENTIAL                                                     PROJECT SHOUT
------------------------------------------------------------------------------
------------------------------------------------------------------------------

DETAILS OF INITIAL BIDS

                                                                                   COMMENTS ON
    BIDDER          PRICE    CONSIDERATION        ROLLOVER         FINANCING         AGREEMENT           OTHER
----------------  ---------  --------------   ----------------  ----------------  ----------------  --------------------


Bidder A          $14.50/    $13.50 cash/     1-2 MM shares    Fully financed-   Based on          Management rolls
                  $14.25     $1.00 preferred                                     MEDIQ/UHOS        over options Proxy/
                                                                                 Agreement. Most   Irrevocable option
                                                                                 extensive, but    from Rotko Family. No
                             Changed to                                          negotiable        due diligence
                             $13.75 cash/                                                          required
                             $0.75 preferred


Bidder B          $13.00     $13.00 cash      1.138 MM shares  Fully financed    Most reasonable   Irrevocable proxies
                                              $14.8 MM                                             from Rotko Family
                                                                                                   Limited due
                                                                                                   diligence required


Bidder C          $12.00     $12.00 cash      2.5 MM shares   Fully financed-    Reasonable        Irrevocable proxies
                                              or less                            No fiduciary      from Rotko family
                                                                                 out               Limited due
                                                                                                   diligence required


                                       TAB
                                        3

                                       TAB
                                        A

------------------------------------------------------------------------------
                              ANALYSIS OF SHOUT TRADING (1)
------------------------------------------------------------------------------
















(1) Certain price and volume information that was set forth in Salomon Smith Barney's written presentation to the Board cannot be reproduced in this electronic filing. Such information may be inspected and obtained from the Company at the principal executive offices of the Company during its regular business hours.

                                                                   PROJECT SHOUT
--------------------------------------------------------------------------------
Last 12 Months Annotated Price Volume Chart

Price                                                                                                    Volume

$12.00                                                                                                   160,000

                                                                                                         140,000
$10.00
                                                                                                         120,000
$8.00
                                                                                                         100,000
$6.00
                                                                                                         80,000

                                                                                                         60,000
$4.00
                                                                                                         40,000
$2.00
                                                                                                         20,000
$0.00
                                                                                                         0

   1/10/97        3/3/97        4/24/97        5/16/97        8/7/97        9/29/97        11/20/97       1/12/98

Source IDD Information Services/Tradeline


                                                                                                      PROJECT SHOUT
-------------------------------------------------------------------------------------------------------------------
Price Volume Chart for the Last 3 Years


Price                                                                                                    Volume

                                                                                                         900,000
$12.00
                                                                                                         800,000

                                                                                                         700,000
$10.00
                                                                                                         600,000

                                                                                                         500,000
$8.00
                                                                                                         400,000

                                                                                                         300,000
$4.00
                                                                                                         200,000

                                                                                                         100,000
$2.00


$0.00                                                                                                    0
   1/13/95        6/18/95        11/21/95        4/26/96        9/29/96        3/5/97        8/8/97       1/12/98


Source: IDD Information Services/Tradeline


                                                                                                      PROJECT SHOUT
-------------------------------------------------------------------------------------------------------------------
Common Share Volume Trade at Specified Prices One Year Prior to Announcement

(Weighted average of daily closing price)

Volume


2,500,000


2,000,000


1,500,000


1,000,000


  500,000


        0

                  $5.00-6.00           $6.00-7.00        $7.00-8.00       $8.00-9.00      Price


                              Weighted Average of Daily Closing Prices: $7.625


Source: IDD Information Services/Tradeline
Note: Based on 19,377,000 shares outstanding as reported on 1/09/98. Based on daily closing prices, October 29, 1996 to October 29, 1997.
Note: On October 29th, 1997, the Company announced that it had retained Smith
      Barney to assist in the evaluation of strategic alternatives.

                                                                                                      PROJECT SHOUT
-------------------------------------------------------------------------------------------------------------------
Common Share Volume Traded at Specific Prices Since Announcement

(Weighted average of daily closing price: $10.329)

Volume


600,000


500,000


400,000


300,000


200,000


100,000


      0

                   $9-10               $10-11              $11-12              Price



                         Weighted Average of Daily Closing Price: $10,329

Source: IDD Information Services/Tradeline
Note: Based on 19,377,000 shares outstanding as reported on 1/09/98. Based on
      Daily closing prices, October 29, 1997 to January 12, 1998.
Note: On October 29th, 1997, the Company announced that it had retained Smith
      Barney to assist in the evaluation of strategic alternatives.


                                                                                                               PROJECT SHOUT
----------------------------------------------------------------------------------------------------------------------------
Price Performance Chart for the Last Twelve Months


210%


190%


170%


150%


130%


110%


 90%
   1/13/95        3/6/97        4/27/97        6/18/97        8/9/97        9/30/97        11/12/97       1/12/98


-- S&P 500 (500 STOCKS) 100 = 759,510 -- Shout 100 = 6.375 -- COMPS 100 = 28.519


Source: IDD Information Services/Tradeline
Note: COMPS is a composite of; KNCI, HB, DVI, LSN, COHR.

                                       TAB
                                        B


                                                                                                   PROJECT SHOUT
----------------------------------------------------------------------------------------------------------------
Price Volume Chart for the Last Twelve Months - Shout Pref.

Price                                                                                                    Volume

                                                                                                           8,000
$12.00
                                                                                                           7,000

                                                                                                           6,000
$10.00
                                                                                                           5,000

                                                                                                           4,000
$8.00
                                                                                                           3,000

                                                                                                           2,000
$6.00

$4.00
                                                                                                           1,000
$2.00

$0.00                                                                                                      0
   1/13/97         3/14/97          5/14/97         7/14/97         9/12/97        11/12/97        1/12/98


Source: IDD Information Services/Tradeline


                                                                                                    PROJECT SHOUT
-----------------------------------------------------------------------------------------------------------------
Price Volume Chart for the Last 3 Years - Shout Pref.

Price                                                                                                    Volume


$12.00                                                                                                    12,000

$10.00                                                                                                    10,000

 $8.00                                                                                                     8,000

 $6.00                                                                                                     6,000

 $4.00                                                                                                     4,000

 $2.00                                                                                                     2,000

 $0.00                                                                                                     0
   1/13/95         6/18/95          11/21/95         4/26/96         9.29/96        3/5/97        8/8/97   1/12/98


Source: IDD Information Services/Tradeline


                                                                                               PROJECT SHOUT
------------------------------------------------------------------------------------------------------------
Volume Traded at Specified Prices One Year Prior to Announcement - Shout Pref.


Volume

16,000

14,000

12,000

10,000

 8,000

 6,000

 4,000

 2,000

 0

               $5.00-6.00              $6.00-7.00           $7.00-8.00            $8.00-9.00       Price


Weighted average daily closing prices; $7.335

Based on 6,280,000 shares outstanding as reported on 1/12/98.

Source: IDD Information Services/Tradeline.

Note: On October 29th, 1997, the Company announced that it had retained Smith
      Barney to assist in the evaluation of strategic alternatives.


                                                                                               PROJECT SHOUT
------------------------------------------------------------------------------------------------------------
Volume Traded at Specified Prices Since Announcement - Shout Pref.


Volume

400

350

300

250

200

150

100

 50

  0

               $9.00-10.00              $10.00-11.00           $11.00-12.00            Price


Weighted average of daily closing prices; $10.786

Based on 6,280,000 shares outstanding as reported on 1/12/98.

Source: IDD Information Services/Tradeline.

Note: On October 29th, 1997, the Company announced that it had retained Smith
      Barney to assist in the evaluation of strategic alternatives.


                                                                                               PROJECT SHOUT
------------------------------------------------------------------------------------------------------------
Price Performance Chart for the Last Twelve Months - Shout Pref.



210%

200%

190%

180%

170%

160%

150%

140%

130%

120%

110%

100%

 90%

 80%

 70%

     1/13/97         3/14/97             5/14/97         7/14/97       9/12/97         11/12/97          1/12/98


S&P 500 (500 STOCKS) 100 = 759.510  Shout Pref. 100 = 6.000  COMPS 100 = 28.519
COMPS is a composite of; KNCI, HB, DVI, LSN, COHR.
Source: IDD Information Services/Tradeline.

CONFIDENTIAL                                               PROJECT SHOUT
--------------------------------------------------------------------------------
Mediq Inc Common vs. Preferred Price/Volume Analysis
Daily: January 13, 1997 to January 12, 1998


                     MEDIQ COMMON                 MEDIQ PREFERRED                  PRICE
DATE                    PRICE            VOL.          PRICE          VOL.       DIFFERENCE
---------           -------------      ---------  ---------------  ---------    ----------
16-Dec-97         $    11.56           26000      $   11.50          100        $   0.06
12-Dec-97              11.63           38100          11.50          200            0.13
11-Dec-97              11.50           87500          11.50          100            0.00
08-Dec-97              10.69           18100          10.50          100            0.19
25-Nov-97              10.00           10600           9.75          100            0.25
30-Oct-97               9.06          126200           9.25          100           -0.19
29-Oct-97               8.50           20600           8.25          300            0.25
27-Oct-97               8.56           15100           8.50          200            0.06
07-Oct-97               9.00           14000           8.50          200            0.50
22-Sep-97               8.38           14600           8.13          100            0.25
15-Sep-97               8.13           50800           8.00          300            0.13
25-Aug-97               7.50            1200           7.50          300            0.00
12-Aug-97               7.88            3500           7.63          400            0.25
05-Aug-97               7.81            9700           7.75          400            0.06
24-Jul-97               8.25            8900           8.00        1,000            0.25
21-Jul-97               8.69           15700           8.25          400            0.44
07-Jul-97               8.25           16400           8.38        7,800           -0.13
03-Jul-97               8.50            3800           8.50          500            0.00
27-Jun-97               8.75           16400           8.63          100            0.13
17-Jun-97               8.13           54400           7.50        2,500            0.63
12-May-97               7.44           14500           7.38          300            0.06
23-Apr-97               7.25          102900           7.50          100           -0.25
02-Apr-97               7.75           35000           7.50        7,500            0.25
05-Mar-97               7.75           34100           7.75          200            0.00
03-Mar-97               7.75           11700           7.50          100            0.25
28-Feb-97               7.69           25000           7.50          400            0.19
21-Feb-97               7.69           25300           7.50          100            0.19
20-Feb-97               7.75           71200           7.50          600            0.25
14-Feb-97               7.63           38900           7.38        1,700            0.25
28-Jan-97               6.56           16600           6.50          200            0.06
21-Jan-97               6.63           10500           6.88        1,000           -0.25
17-Jan-97               6.75           15200           6.75        5,000            0.00
16-Jan-97               6.63           12100           6.50          200            0.13
15-Jan-97               6.63           29200           6.13          600            0.50

Source: IDD Information Services Tradeline

                                       TAB
                                        4

--------------------------------------------------------------------------------

                             OVERVIEW OF OPERATING ASSUMPTIONS

--------------------------------------------------------------------------------

Confidential                                                       Project SHOUT
--------------------------------------------------------------------------------
Divisional Operating Projections Overview--Revenues
(Dollars in Millions)

                                 1997    1998    1999    2000    2001    2002
                                ------  ------  ------  ------  ------  ------
Growth Management Case
Rental........................  $123.5  $132.4  $139.2  $145.7  $152.2  $159.3
Spectracair...................    11.2    16.8      21    26.2    32.7    40.9
Disposable Products...........    16.3    23.9    31.6    39.2    46.2    48.3
Remarketing...................     3.6     6.0     6.4     5.7     5.2     5.4
Reconditioning................     2.2     2.1     1.5     1.3     1.2     1.1
Consulting....................     3.3     2.9     3.3     3.8     4.2     4.6
Outsourcing...................     6.5     8.4    19.4    37.2    62.3    96.9
                                ------  ------  ------  ------  ------  ------
    Total.....................  $166.6  $192.5  $222.4  $259.1  $304.0  $356.5

Base Management Case

Rental........................  $123.5  $133.0  $138.0  $143.7  $149.3  $152.9
Spectracair...................    11.2    12.1    18.3    20.9    24.3    28.6
Disposable Products...........    16.3    20.7    26.8    33.5    38.9    42.7
Remarketing...................     3.6     4.2     3.9     4.1     4.3     4.5
Reconditioning................     2.2     1.3     1.0     0.8     0.6     0.5
Consulting....................     3.3     2.6     2.8     3.1     3.4     3.8
Outsourcing...................     6.5    10.9    18.6    29.9    43.7    61.3
                                ------  ------  ------  ------  ------  ------
    Total.....................  $166.6  $184.8  $209.4  $235.9  $264.5  $294.3

Source: Company management projections


Confidential                                                       Project SHOUT
------------------------------------------------------------------------------------------
Projected Operating Financial Overview
(Dollars in Thousands)

                                  1997      1998      1999      2000      2001      2002
                                --------  --------  --------  --------  --------  --------
Growth Management Case

Revenues......................  $166,600  $192,500  $222,400  $259,100  $304,000  $356,500
Growth........................     --        15.5%     15.5%     16.5%     17.3%     17.3%

EBITDA........................  $ 64,650  $ 70,510  $ 78,430  $ 90,150  $104,160  $120,970
Margin........................     38.8%     36.6%     35.3%     34.8%     34.3%     33.9%

EBIT..........................  $ 34,291  $ 37,242  $ 46,300  $ 59,109  $ 72,558  $ 95,833
Margin........................     20.6%     19.3%     20.8%     22.8%     23.9%     26.9%

Base Management Case

Revenues......................  $166,600  $184,789  $209,433  $235,929  $264,491  $294,297
Growth........................     --        10.9%     13.3%     12.7%     12.1%     11.3%

EBITDA........................  $ 64,650  $ 68,077  $ 74,420  $ 81,383  $ 87,879  $ 95,756
Margin........................     38.8%     36.8%     35.5%     34.5%     33.2%     32.5%

EBIT..........................  $ 34,291  $ 34,809  $ 42,290  $ 50,342  $ 56,277  $ 70,619
Margin........................     20.6%     18.8%     20.2%     21.3%     21.3%     24.0%

Source: Company management projections

                                    TAB
                                     5

--------------------------------------------------------------------------------

                          VALUATION OF PREFERRED STOCK

--------------------------------------------------------------------------------


Confidential                                                       Project SHOUT
-------------------------------------------------------------------------------------------------------
Capital Structure and Coverages--Growth Management Case
(dollars in thousands)

                                                              MULTIPLE OF LTM      REFERENCE     ACTUAL
CAPITAL STRUCTURE                                                 EBITDA             RATE         RATE
--------------------------------------------------            ---------------   ---------------  ------
Bank Debt.........................................  $166,645       2.6x         LIBOR + 225-275   8.27%
Assumed Debt (Exchangeable Debentures)............    10,055       0.2x              Fixed        7.50%
Subordinated Debentures...........................   200,000       3.1x              Fixed       10.00%
                                                    --------     ------
Operating Company Debt............................  $376,700       5.8x

Senior Discount Debentures........................    30,000       0.5x              Fixed       13.00%
                                                    --------     ------
Total Debt........................................  $406,700       6.3x

Series A Preferred ("Seller Paper")...............    20,219       0.3x              Fixed       13.00%
                                                    --------     ------
Debt and Preferred................................  $426,919       6.6x

Total Equity......................................   137,350       2.1x
                                                    --------     ------
Total Capitalization..............................  $564,269       8.7x
                                                    --------     ------
                                                    --------     ------

                                                    PRO FORMA                  PROJECTED
                                                    ---------   ----------------------------------------
COVERAGES                                             1997      1998   1999   2000   2001   2002   2003
--------------------------------------------------  ---------   -----  -----  -----  -----  -----  -----

EBITDA / Interest Expense.........................     1.7x      1.8x   2.1x   2.4x   2.9x   3.6x   4.5x

EBITDA--CapEx / Interest Expense..................     1.3x      1.5x   1.7x   2.0x   2.5x   3.1x   4.1x

EBIT / Interest Expense...........................     0.9x      0.9x   1.2x   1.5x   2.0x   2.8x   3.7x

Debt / Total Book Capitalization..................    -187%     -178%  -175%  -173%  -176%  -190%  -223%

Bank Debt / EBITDA................................     2.6x      2.2x   1.8x   1.3x   0.8x   0.4x   0.0x

Operating Company Debt / EBITDA...................     5.8x      5.1x   4.5x   3.6x   2.8x   2.1x   1.4x

Total Debt / EBITDA...............................     6.3x      5.6x   5.0x   4.1x   3.3x   2.6x   1.9x

(Total Debt + Preferred) / EBITDA.................     6.6x      5.9x   5.2x   4.3x   3.5x   2.7x   2.0x

Source: Company and Bidder estimates


Confidential                                                                              Project SHOUT
-------------------------------------------------------------------------------------------------------
Capital Structure and Coverages--Base Management Case
(dollars in thousands)

                                                              MULTIPLE OF LTM      REFERENCE     ACTUAL
CAPITAL STRUCTURE                                                 EBITDA             RATE         RATE
--------------------------------------------------            ---------------   ---------------  ------

Bank Debt.........................................  $166,645       2.6x         LIBOR + 225-275    8.27%

Assumed Debt (Exchangeable Debentures)............    10,055       0.2x              Fixed         7.50%

Subordinated Debentures...........................   200,000       3.1x              Fixed        10.00%
                                                    --------     ------

Operating Company Debt............................  $376,700       5.8x

Senior Discount Debentures........................    30,000       0.5x              Fixed        13.00%
                                                    --------     ------

Total Debt........................................   406,700       6.3x

Series A Preferred ("Seller Paper")...............    20,219       0.3x              Fixed        13.00%
                                                    --------     ------

Debt and Preferred................................  $426,919       6.6x

Total Equity......................................   137,350       2.1x
                                                    --------     ------

Total Capitalization..............................  $564,269       8.7x
                                                    --------     ------
                                                    --------     ------

                                                    PRO FORMA                  PROJECTED
                                                    ---------   ----------------------------------------
COVERAGES                                             1997      1998   1999   2000   2001   2002   2003
--------------------------------------------------  ---------   -----  -----  -----  -----  -----  -----

EBITDA / Interest Expense.........................     1.7x      1.8x   2.0x   2.2x   2.4x   2.8x   3.2x

EBITDA--CapEx / Interest Expense..................     1.3x      1.4x   1.6x   1.8x   2.0x   2.3x   2.8x

EBIT / Interest Expense...........................     0.9x      0.9x   1.1x   1.3x   1.5x   2.0x   2.4x

Debt / Total Book Capitalization..................    -187%     -176%  -172%  -168%  -164%  -166%  -173%

Bank Debt / EBITDA................................     2.6x      2.2x   1.9x   1.5x   1.1x   0.7x   0.3x

Operating Company Debt / EBITDA...................     5.8x      5.3x   4.7x   4.1x   3.5x   2.9x   2.3x

Total Debt / EBITDA...............................     6.3x      5.8x   5.2x   4.6x   4.0x   3.4x   2.8x

(Total Debt + Preferred) / EBITDA.................     6.6x      6.1x   5.5x   4.8x   4.3x   3.7x   3.0x

Source: Company and Bidder estimates

Confidential                                    Project SHOUT
-------------------------------------------------------------
Preferred Share Valuation



Summary of Preferred Terms
------------------------------------------------------------

Face Value..............................                $0.75


Annual Coupon Rate......................                13.0%

Maturity Date...........................        Dec. 31, 2011

Maturity Term........................... 28 half-year periods

Payment Frequency.......................          semi-annual
------------------------------------------------------------


------------------------------------------------

Estimate of Applicable Yield on Preferred
------------------------------------------------

Probable Senior Sub Rate......      10.0%

Spread to Discount Notes......       2.5%

Spread to Preferreds..........       3.0%

Liquidity Discount............       0.5%

Equity Kicker.................       0.0% -3.0%
                                    ----- -----

Implied Preferred Yield.......      16.0% -19.0%
------------------------------------------------

---------------------------------------------------------------------------------------------

Applicable Market Yield.......      16%      17%      18%      19%      20%      21%      22%

Value of Preferred............  $0.5387  $0.5151  $0.4932  $0.4727  $0.4537  $0.4359  $0.4193
---------------------------------------------------------------------------------------------

Value of preferred estimated by discounting cash dividends at the appropriate market rate


CONFIDENTIAL                                                      PROJECT SHOUT
----------------------------------------------------------------------------------
DEBT COMPARABLES

(dollars in millions)
                                                                     CREDIT RATING
COMPANY                              ISSUE (MATURITY)         SIZE     (MDY/S&P)
------------------------------  ---------------------------  ------  -------------
Alliance Imaging..............  9.625% Sr Sub Notes ('05)    $140.0       B3/B-
Alaris Medical Inc............  9.750% Sr Sub Notes ('06)     200.0       B3/B
Dynacare Inc..................  10.750% Sr Notes ('06)        125.0       B2/B+
Maxxim Medical................  10.500% Sr Sub Notes ('06)    100.0       B3/B
Owens & Minor Inc.............  10.875% Sr Sub Notes ('06)    150.0       B3/B+
Graham Field Health...........  9.750% Sr Sub Notes ('07)     100.0       B3/B-
Physician Sales & Services....  8.500% Sr Sub Notes ('07)     125.0       B2/B
Kinetic Concepts..............  9.625% Sr Sub Notes ('07)     200.0       B3/B-

                                                                          SPREAD
                                   CALL DATE        CURRENT                 TO
                                ---------------  -------------    YTW       US
COMPANY                           DATE    PRICE  PRICE    YTW     DATE    TREAS.
------------------------------  --------  -----  ------  -----  --------  ------
Alliance Imaging..............  12/15/01  104.8% 102.50  9.069% 12/15/03  361 bp
Alaris Medical Inc............  12/01/04  100.0  105.25  8.716  12/01/04  336
Dynacare Inc..................  01/15/04  100.0  105.75  9.472  01/15/04  414
Maxxim Medical................  08/01/04  100.0  108.25  8.814  07/30/04  333
Owens & Minor Inc.............  06/01/01  105.4  111.00  8.487  06/01/01  307
Graham Field Health...........  08/15/02  104.3  105.50  8.741  08/15/05  324
Physician Sales & Services....  10/01/02  104.8  102.00  8.172  10/01/06  268
Kinetic Concepts..............  11/01/02  104.8  102.00  9.256  11/01/05  375

                            ALLIANCE     ALARIS (1)                     MAXXIM       OWENS &      GRAHAM       PHYSICIAN
LATEST TWELVE MONTHS       IMAGING (1)  MEDICAL INC.   DYNACARE (2)     MEDICAL    MINOR INC.      FIELD     SALES & SVCS
-------------------------  -----------  -------------  -------------  -----------  -----------  -----------  -------------
Sales....................   $    83.0     $   366.3      $   186.8     $   536.3    $ 3,065.7    $   364.1     $   880.1
EBITDA...................        38.0          92.2           24.9          59.5         71.1         41.1          40.1
EBITDA Margin............        45.8%         25.2%          13.3%         11.1%         2.3%        11.3%          4.6%
Interest Expense.........   $    20.1     $    38.7      $    14.4     $    24.0    $    15.5    $    11.1     $    11.7
Capital Expenditures.....        40.2          19.5            6.4           6.5         12.7          2.9           7.3
Total Debt...............       221.9         407.6          150.9         254.6        154.2        120.5         135.7
EBITDA/Interest..........         1.9x          2.4x           1.7x          2.5x         4.6x         3.7x          3.4x
(EBITDA-CapEx)/
  Interest...............          NM           1.9x           1.3x          2.2x         3.8x         3.4x          2.8x
Total Debt/EBITDA........         5.8x          4.9x           6.1x          4.3x         2.2x         2.9x          3.4x
Total Debt/Book
  Capitalization.........       151.0%         79.2%          78.0%         67.0%        21.9%        26.0%         36.7%

                             KINETIC
LATEST TWELVE MONTHS        CONCEPTS
-------------------------  -----------
Sales....................   $   308.1
EBITDA...................        95.2
EBITDA Margin............        30.9%
Interest Expense.........   $    46.7
Capital Expenditures.....        24.6
Total Debt...............       540.8
EBITDA/Interest..........         2.0x
(EBITDA-CapEx)/
  Interest...............         1.5x
Total Debt/EBITDA........         5.7x
Total Debt/Book
  Capitalization.........       209.0%

------------------------

(1) LTM Figures are nine months ended 9/30/97, annualized

(2) Exchange rate CN$1.4/US$

                                                  TAB
                                                   6

-------------------------------------------------------------------------------
                               VALUATION OF SHOUT
-------------------------------------------------------------------------------


Confidential                                                                                             Project SHOUT
----------------------------------------------------------------------------------------------------------------------
VALUATION SUMMARY--SHOUT

(Dollars in Millions, Except Per Share Data)

                                                  Value Per Share (In Dollars)


                                         $0.00       $5.00        $10.00        $15.00         $20.00         $25.00       $30.00

Comparable Company Valuation

                                                            $ 9.86       $12.93


Precedent Transaction Valuation                             $10.32       $13.42




Discounted Cash Flow-Growth Case                                   $14.56        $18.43



Discounted Cash Flow-Base Case                                     $13.87        $17.60






Absolute Accretion/(Dilution)                                   $13.00      $14.00



52 Week Trading Range                                           $6.31       $11.88

                                                              Current Price    Implied Offer Price
                                                                 $10.88          $14.25



Confidential                                                                                             Project SHOUT
----------------------------------------------------------------------------------------------------------------------
VALUATION SUMMARY--SHOUT

(Dollars in Millions, Except Per Share Data)


COMPARABLE COMPANY ANALYSIS
----------------------------------------------------------------------------------------------------------------------------------

                                           MULTIPLE RANGE        ENTERPRISE VALUE          EQUITY VALUE         PER SHARE AMOUNT
                        FINANCIAL       --------------------  ----------------------  ----------------------  --------------------
                        STATISTIC          LOW       HIGH        LOW         HIGH        LOW         HIGH        LOW       HIGH
                    ------------------  ---------  ---------  ----------  ----------  ----------  ----------  ---------  ---------
LTM Revenues......            $166,600        2.2x       2.8x  $ 366,520  $  466,480  $  231,180  $  331,140  $    8.58  $   12.28
LTM EBITDA........              64,650        7.7        9.3     497,805     601,245     362,465     465,905  $   13.45  $   17.28
1998E Calendar
  E.P.S. (1)......               $0.59       14.0x      18.0x      --          --          --          --     $    8.28  $   10.65
1999E Calendar
  E.P.S. (1)......               $0.79       11.5x      14.5x      --          --          --          --     $    9.12  $   11.50
                                                                                  Valuation Range                 $9.86  $   12.93


PRECEDENT TRANSACTION ANALYSIS



                                       ADJ. MULTIPLE RANGE     ENTERPRISE VALUE          EQUITY VALUE         PER SHARE AMOUNT
                           FINANCIAL   --------------------  ----------------------  ----------------------  -------------------
                           STATISTIC      LOW       HIGH        LOW         HIGH        LOW         HIGH        LOW       HIGH
                           ----------  ---------  ---------  ----------  ----------  ----------  ----------  --------   --------
LTM Revenues.............  $  166,600       2.2x       2.8x  $  366,520  $  466,480  $  231,180  $  331,140  $  8.58    $ 12.28
LTM EBITDA...............      64,650        6.4        7.9     413,760     510,735     278,420     375,395    10.33      13.92
LTM EBIT.................      34,291       13.2       16.2     452,641     555,514     317,301     420,174    11.77      15.59
Control Premium (2)......  $     8.50       25.0%      40.0%     --          --          --          --      $ 10.63    $ 11.90
                                                                            Valuation Range                  $ 10.32    $ 13.42


Notes
------------------------
(1) Based on Growth Management Case Net Income

(2) Unaffected SHOUT stock price as of October 29, 1997


Confidential                                                                                             Project SHOUT
----------------------------------------------------------------------------------------------------------------------

VALUATION SUMMARY--SHOUT

    (Dollars in Millions , Except Per Share Data)

Discounted Cash Flow Analysis
---------------------------------------------------------------------------------------------------------------------


Growth Management Case

                                            EQUITY VALUE BASED ON EBITDA MULTIPLE
                               ---------------------------------------------------------
                                                      EBITDA TERMINAL MULTIPLE
                                DISCOUNT          -------------------------------
                                  RATE               7.0x       7.5x        8.0x          Per Share Amount
                              -----------         ---------  ---------  ---------      -----------------
                                    14.5%         $   16.15  $   17.29  $   18.43
                                    15.5%         $   15.33  $   16.43  $   17.52
                                    16.5%         $   14.56  $   15.61  $   16.65
                                                                   Valuation Range     $ 14.56  $ 18.43

BASE MANAGEMENT CASE

                                       EQUITY VALUE BASED ON EBITDA MULTIPLE
                              ----------------------------------------------------
                                                      EBITDA TERMINAL MULTIPLE
                               DISCOUNT            -------------------------------
                                 RATE                 7.0x       7.5x       8.0x       Per Share Amount
                              -----------          ---------  ---------  ---------    -----------------
                                    10.5%          $   15.45  $   16.52  $   17.60
                                    11.5%          $   14.64  $   15.67  $   16.70
                                    12.5%          $   13.87  $   14.86  $   15.85
                                                                   Valuation Range   $ 13.87  $  17.60


Absolute Accretion/(Dilution) Analsis
---------------------------------------------------------------------------------------------------------
                                                                  Valuation Range   $ 13.00  $  14.00


CONFIDENTIAL                                                     PROJECT SHOUT
------------------------------------------------------------------------------
    DISCOUNTED CASH FLOW ANALYSIS--BASE MANAGEMENT CASE

    (Dollars in Thousands)

                                                                 ESTIMATED                         PROJECTED
                                                                -----------  -----------------------------------------------------
FISCAL YEAR END 12/31                                              1997        1998       1999       2000       2001       2002
--------------------------------------------------------------  -----------  ---------  ---------  ---------  ---------  ---------
Revenues......................................................   $ 166,600   $ 184,789  $ 209,433  $ 235,929  $ 264,491  $ 294,297
EBITDA........................................................      64,650      68,077     74,420     81,383     87,879     95,756
Less: Depreciation & Amortization.............................     (30,359)    (30,462)   (29,324)   (28,235)   (28,796)   (22,331)
                                                                -----------  ---------  ---------  ---------  ---------  ---------
EBIT..........................................................      34,291      37,615     45,096     53,148     59,083     73,425
Less: Income Taxes @ 40%......................................     (13,716)    (15,046)   (18,039)   (21,259)   (23,633)   (29,370)
                                                                -----------  ---------  ---------  ---------  ---------  ---------
Unlevered After-Tax Income....................................   $  20,575   $  22,569  $  27,058  $  31,889  $  35,450  $  44,055
Plus: Depreciation & Amortization.............................   $  30,359   $  30,462  $  29,324  $  28,235  $  28,796  $  22,331
Less: Capital Expenditures....................................     (15,458)    (15,000)   (15,000)   (15,000)   (15,000)   (15,000)
Less: Working Capital Investment..............................      (1,560)     (1,731)   (10,447)    (5,949)    (5,733)    (4,482)
                                                                -----------  ---------  ---------  ---------  ---------  ---------
Free Cash Flow................................................   $  33,915   $  36,300  $  30,934  $  39,175  $  43,513  $  46,904
                                                                -----------  ---------  ---------  ---------  ---------  ---------
                                                                -----------  ---------  ---------  ---------  ---------  ---------

TERMINAL VALUE BASED ON EBITDA MULTIPLE

EXIT MULTIPLE IN YEAR 5 (2002)                               7.0 X EBITDA                    7.5 X  EBITDA
------------------------------------------------  -----------------------------   -------------------------------
                                                       10.5%      11.5%      12.5%      10.5%      11.5%      12.5%
                                                  ---------  ---------  ---------  ---------  ---------  ---------
DISCOUNTED FREE CASH FLOWS 1998--2002...........  $ 144,876  $ 141,068  $ 137,415  $ 144,876  $ 141,068  $ 137,415
DISCOUNTED TERMINAL VALUE.......................    406,867    388,946    371,964    435,929    416,728    398,533
                                                  ---------  ---------  ---------  ---------  ---------  ---------
ENTERPRISE VALUE................................  $ 551,743  $ 530,014  $ 509,380  $ 580,805  $ 557,796  $ 535,949

LESS: DEBT, PREFERRED & MINORITY INTEREST @
 12/31/97.......................................   (139,367)  (139,367)  (139,367)  (139,367)  (139,367)  (139,367)
PLUS: CASH @ 12/31/97...........................      4,027      4,027      4,027      4,027      4,027      4,027
                                                  ---------  ---------  ---------  ---------  ---------  ---------
IMPLIED EQUITY VALUE............................  $ 416,403  $ 394,674  $ 374,040  $ 445,465  $ 422,456  $ 400,609
                                                  ---------  ---------  ---------  ---------  ---------  ---------
                                                  ---------  ---------  ---------  ---------  ---------  ---------



EXIT MULTIPLE IN YEAR 5 (2002)                             8.0 X EBITDA
------------------------------------------------  --------------------------------
                                                       10.5%       11.5%      12.5%
                                                  ---------   ---------  ---------
DISCOUNTED FREE CASH FLOWS 1998--2002...........  $ 144,876   $ 141,068  $ 137,415
DISCOUNTED TERMINAL VALUE.......................    464,991     444,510    425,102
                                                  ---------   ---------  ---------
ENTERPRISE VALUE................................  $ 609,867   $ 585,578  $ 562,518
LESS: DEBT, PREFERRED & MINORITY INTEREST @
 12/31/97.......................................   (139,367)   (139,367)  (139,367)
PLUS: CASH @ 12/31/97...........................      4,027       4,027      4,027
                                                  ---------   ---------  ---------
IMPLIED EQUITY VALUE............................  $ 474,527   $ 450,238  $ 427,178
                                                  ---------   ---------  ---------
                                                  ---------   ---------  ---------


                                                  EQUITY VALUE BASED ON EBITDA MUTLIPLE
                                    -------------------------------------------------------------------
                                                                  EBITDA TERMINAL MULTIPLE
                                        DISCOUNT        ----------------------------------------------
                                          RATE            7.0X        7.5X                8.0X
                                    -------------       ---------    ----------        --------
                                      10.5%              $15.45      $16.52             $17.60
                                      11.5%              $14.64      $15.67             $16.70
                                      12.5%              $13.87      $14.86             $15.85
Shares (1)                26,959


------------------------
Source: Company management estimates

(1) Fully converted shares outstanding


CONFIDENTIAL                                                         PROJECT SHOUT
------------------------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS--GROWTH MANAGEMENT CASE

(DOLLARS IN THOUSANDS)

                          ESTIMATED                      PROJECTED
                         -----------  -----------------------------------------------------
 FISCAL YEAR END 12/31      1997        1998       1999       2000       2001       2002
                         -----------  ---------  ---------  ---------  ---------  ---------
Revenues...............   $ 166,600   $ 192,500  $ 222,400  $ 259,100  $ 304,000  $ 356,500
EBITDA.................      64,650      70,510     78,430     90,150    104,160    120,970
Less: Depreciation &
  Amortization.........     (30,359)    (30,462)   (29,324)   (28,235)   (28,796)   (22,331)
                         -----------  ---------  ---------  ---------  ---------  ---------
EBIT...................      34,291      40,048     49,106     61,915     75,364     98,639
Less: Income Taxes @
  40%..................     (13,716)    (16,019)   (19,643)   (24,766)   (30,146)   (39,456)
                         -----------  ---------  ---------  ---------  ---------  ---------
Unlevered After-Tax
  Income...............   $  20,575   $  24,029  $  29,464  $  37,149  $  45,218  $  59,184
Plus: Depreciation &
  Amortization.........   $  30,359   $  30,462  $  29,324  $  28,235  $  28,796  $  22,331
Less: Capital
  Expenditures.........     (15,458)    (15,000)   (15,000)   (15,000)   (15,000)   (15,000)
Less: Working Capital
  Investment...........      (3,128)     (3,614)   (11,934)    (8,826)   (10,160)   (10,239)
                         -----------  ---------  ---------  ---------  ---------  ---------
Free Cash Flow.........   $  32,348   $  35,876  $  31,854  $  41,558  $  48,854  $  56,275
                         -----------  ---------  ---------  ---------  ---------  ---------
                         -----------  ---------  ---------  ---------  ---------  ---------

  TERMINAL
VALUE BASED
 ON EBITDA
  MULTIPLE
    EXIT
MULTIPLE IN              7.0 X EBITDA                        7.5 X EBITDA                        8.0 X EBITDA
   YEAR 5     ----------------------------------  ----------------------------------  ----------------------------------
   (2002)       14.5%       15.5%       16.5%       14.5%       15.5%       16.5%       14.5%       15.5%       16.5%
              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Discounted
Free Cash
Flows
1998--2002... $  140,334  $  136,742  $  133,293  $  140,334  $  136,742  $  133,293  $  140,334  $  136,742  $  133,293
Discounted
Terminal
Value.......     430,277     411,970     394,590     461,011     441,397     422,775     491,745     470,823     450,960
              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Enterprise
Value.......  $  570,611  $  548,712  $  527,883  $  601,345  $  578,139  $  556,068  $  632,079  $  607,565  $  584,253
Less: Debt,
Preferred &
Minority
Interest @
12/31/97....    (139,367)   (139,367)   (139,367)   (139,367)   (139,367)   (139,367)   (139,367)   (139,367)   (139,367)
Plus: Cash @
12/31/97....       4,027       4,027       4,027       4,027       4,027       4,027       4,027       4,027       4,027
              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Implied
Equity
Value.......  $  435,271  $  413,372  $  392,543  $  466,005  $  442,799  $  420,728  $  496,739  $  472,225  $  448,913
              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

                              EQUITY VALUE BASED ON EBITDA MULTIPLE
                        ------------------------------------------------
                                           EBITDA TERMINAL MULTIPLE
                          DISCOUNT     ---------------------------------
                            RATE          7.0X        7.5X       8.0X
                        -------------  -----------  ---------- ----------
                               14.5%    $   16.15   $   17.29  $   18.43
                               15.5%    $   15.33   $   16.43  $   17.52
Shares
  (1)....      26,959          16.5%    $   14.56   $   15.61  $   16.65

------------------------

Source: Company management estimates

(1) Fully converted shares outstanding

CONFIDENTIAL                                                      PROJECT SHOUT
-------------------------------------------------------------------------------
ABSOLUTE EARNINGS DILUTION AND CASH FLOW ANALYSIS--GROWTH MANANGMENT CASE

(DOLLARS IN THOUSANDS)

                    ASSUMPTIONS

Number of Shares...........................     26,959
Purchase Price Per Share...................  $   14.50
                                             ---------
Purchase Price of Equity...................  $ 390,902
Book value.................................     49,232
Goodwill...................................  $ 341,670
Existing Net Debt..........................    135,340
Amortization Term..........................   30 years
Amortization Per Year......................  $  11,389
Key rates
  Debt Used in Acquisition.................      100.0%
  Interest on Acquisition Debt.............        7.5%
    Tax Rate...............................       40.0%

                 OPERATING RESULTS

INCOME STATEMENT                                1998       1999
-------------------------------------------  ---------  ---------
Sales......................................  $ 192,500  $ 222,400
EBIT.......................................     37,242     46,300
Synergies..................................      5,000      7,500
Interest Expense-Existing Net Debt.........    (10,151)   (10,151)
  Taxes....................................    (12,837)   (17,460)
                                             ---------  ---------
Implied Net Income.........................  $  19,255  $  26,190
Adjustments
  Less: Interest Expense...................    (29,318)   (28,304)
  Plus: Tax Benefit of
    Interest Expense.......................     11,727     11,322
  Less: Goodwill Amortization..............    (11,389)   (11,389)
                                             ---------  ---------
Incremental Earnings Contribution..........  $(  9,725) $(  2,182)

Cash Flow
Plus: Depreciation and Amortization........  $  30,462  $  29,324
Plus: Goodwill Amortization................     11,389     11,389
                                             ---------  ---------
Less: Capital Expenditures.................    (15,000)   (15,000)
Less: Investment in Working Capital........     (3,614)    (8,826)
                                             ---------  ---------
Cash Flow Available to Debt Service........  $  13,512  $  14,705
                                             ---------  ---------
                                             ---------  ---------


                      ACQUIROR P/E REQUIRED FOR
                        BREAKEVEN TRANSACTION
                            100% STOCK              INCREMENTAL EARNINGS CONTRIB.
                         PURCHASE ACCOUNTING            100% CASH TRANSACTION
    PURCHASE          --------------------------    -----------------------------
      PRICE             1998              1999          1998            1999
-----------------       -----             -----         -----          -------
    $   12.00           32.0x             19.0x        (4,445)          3,234
        12.50           34.9x             20.3x        (5,501)          2,151
        13.00           38.0x             21.7x        (6,557)          1,068
        13.50           41.5x             23.2x        (7,613)            (16)
        14.00           45.4x             24.7x        (8,669)         (1,099)
        14.50           49.7x             26.4x        (9,725)         (2,182)



CONFIDENTIAL                                                                                                  PROJECT SHOUT
---------------------------------------------------------------------------------------------------------------------------
VALUATION MATRIX

    (DOLLARS IN THOUSANDS)

                                                                 PURCHASE PRICE PER SHARE
FISCAL YEAR END       SHOUT    --------------------------------------------------------------------------------------------
  9/30/97           09/30/97   AT MARKET PRICE
------------------  ---------  ---------------
Price Per Share...                $   10.88     $   12.00  $   12.50  $   13.00  $   13.50  $   14.00  $   14.25  $   14.50
  Premium.........                      0.0%         10.3%      14.9%      19.5%      24.1%      28.7%      31.0%      33.3%
MEDIQ Equity
  Value...........                $ 293,177     $ 323,505  $ 336,985  $ 350,464  $ 363,944  $ 377,423  $ 384,163  $ 390,902
Plus : Debt,
  Preferred & MI..                  139,367       139,367    139,367    139,367    139,367    139,367    139,367    139,367
Less : Cash.......                   (4,027)       (4,027)    (4,027)    (4,027)    (4,027)    (4,027)    (4,027)    (4,027)
                               ---------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
MEDIQ Enterprise
  Value...........                $ 428,517     $ 458,845  $ 472,325  $ 485,804  $ 499,284  $ 512,763  $ 519,503  $ 526,242
                               ---------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                               ---------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------


                                                                  PURCHASE PRICE PER SHARE
FISCAL YEAR END        SHOUT    --------------------------------------------------------------------------------------------
  9/30/97            09/30/97   AT MARKET PRICE
------------------   ---------  ---------------
Price Per Share...                $   15.00
  Premium.........                     37.9%
MEDIQ Equity
  Value...........                $ 404,382
Plus : Debt,
  Preferred & MI..                  139,367
Less : Cash.......                   (4,027)
                                  ---------
MEDIQ Enterprise
  Value...........                $ 539,722
                                  ---------
                                  ---------

                                                              FINANCIAL
                                                              STATISTIC
                                                                 (1)                  MULTIPLES OF ENTERPRISE VALUE
                                                             -----------  -----------------------------------------------------
                                                                            $10.88     $12.00     $12.50     $13.00     $13.50
Revenue.......................................      1997PF    $ 166,600        2.6x       2.8x       2.8x       2.9x       3.0x
                                                     1998E      192,500        2.2x       2.4x       2.5x       2.5x       2.6x

EBITDA........................................      1997PF    $  64,650        6.6x       7.1x       7.3x       7.5x       7.7x
                                                     1998E       70,510        6.1x       6.5x       6.7x       6.9x       7.1x

EBIT..........................................      1997PF    $  34,291       12.5x      13.4x      13.8x      14.2x      14.6x
                                                     1998E       37,242       11.5x      12.3x      12.7x      13.0x      13.4x





                                                            MULTIPLES OF ENTERPRISE VALUE
                                               -----------------------------------------------------
                                                  $14.00     $14.25     $14.50     $15.00
Revenue.......................................       3.1x       3.1x       3.2x       3.2x
                                                     2.7x       2.7x       2.7x       2.8x

EBITDA........................................       7.9x       8.0x       8.1x       8.3x
                                                     7.3x       7.4x       7.5x       7.7x

EBIT..........................................      15.0x      15.1x      15.3x      15.7x
                                                    13.8x      13.9x      14.1x      14.5x

                                                              FINANCIAL
                                                              STATISTIC
                                                                 (1)                  MULTIPLES OF ENTERPRISE VALUE
                                                             -----------  -----------------------------------------------------
                                                                           $10.88     $12.00     $12.50     $13.00     $13.50
Net Income......................................  FY 1997A      ($2,241)        NM         NM         NM         NM         NM
                                                  FY 1998E       15,237      19.2x      21.2x      22.1x      23.0x      23.9x
                                                  CY 1998E       16,775      17.5x      19.3x      20.1x      20.9x      21.7x
                                                  CY 1999E       23,309      12.6x      13.9x      14.5x      15.0x      15.6x



                                                          MULTIPLES OF EQUITY VALUE
                                                  ------------------------------------------
                                                    $14.00     $14.25      $14.50   $15.00
Net Income......................................         NM         NM          NM       NM
                                                      24.8x      25.2x       25.7x    26.5x
                                                      22.5x      22.9x       23.3x    24.1x
                                                      16.2x      16.5x       16.8x    17.3x

MEDIQ Share Price as of 1/12/98.................                         $   10.88
MEDIQ Fully Diluted Shares Outstanding (MM).....                            26,959


------------------------
(1) SHOUT financial statistics utilize the Company's Growth Management Case

                                               TAB

-------------------------------------------------------------------------------
                                  LBO OVERVIEW
-------------------------------------------------------------------------------

CONFIDENTIAL                                                      PROJECT SHOUT
-------------------------------------------------------------------------------
TRANSACTION SUMMARY--GROWTH MANAGEMENT CASE
(DOLLARS IN MILLIONS)



SOURCES AND USES OF FUNDS
-------------------------------------------------------------------------------




SOURCES                                                             AMOUNT        %
----------------------------------------------------------------  ----------  ---------
 Balance Sheet Cash............................................  $        0        0.0%
 Revolver......................................................           0        0.0%
 Term A........................................................     166,645       29.5%
 Term B........................................................           0        0.0%
 Term C........................................................           0        0.0%
 Exchangeable Debentures.......................................      10,055        1.8%
 Senior Sub Note...............................................     200,000       35.4%
 Senior Discount Debentures....................................      30,000        5.3%
 Seller Preferred..............................................      20,219        3.6%
 New Common....................................................     105,340       18.7%
 Existing Common...............................................      32,011        5.7%
                                                                 ----------   ---------
Total Sources..................................................   $  564,269      100.0%
                                                                  ----------  ---------
                                                                  ----------  ---------
Uses
 Purchase Price of Equity......................................  $  390,902       69.3%
 Assumed / Refinanced Debt.....................................     139,367       24.7%
 Financing Fees................................................      20,975        3.7%
 Transaction Costs.............................................      13,025        2.3%
                                                                 ----------  ---------
Total Uses.....................................................  $  564,269      100.0%
                                                                 ----------  ---------
                                                                 ----------  ---------

PRO FORMA OWNERSHIP
--------------------------------------------------------------------------------


OWNER                                                              PRIMARY    FULLY DILUTED
--------------------------------------------------------------   ----------   -------------
Equity Investor...............................................         76.7%        68.4%
Existing Equity...............................................         23.3%        20.8%
Management + Options..........................................           --         10.8%
                                                                 ----------     ---------
                                                                      100.0%       100.0%



PURCHASE PRICE CALCULATION
--------------------------------------------------------------------------------

Share Price Offered...............................................................  $   14.50
Shares Outstanding (000's)........................................................     25,648
Options Outstanding (000's).......................................................      2,003
Average Exercise Price............................................................  $    5.01
Fully Diluted Shares..............................................................     26,959
                                                                                    ---------
Purchase Price of Equity..........................................................  $ 390,902
Plus: Net Debt....................................................................    135,340
                                                                                    ---------
Enterprise Value..................................................................  $ 526,242

Non-Deductible Goodwill...........................................................        yes
GOODWILL CALCULATION
Plus: Fees and Expenses...........................................................     13,025
Less: Book Value of Equity........................................................     49,232
Goodwill Created..................................................................        N/A

AMORTIZATION ASSUMPTIONS
--------------------------------------------------------------------------------

Goodwill Amort. Book..............................................................       20.0
Goodwill Amort. Tax...............................................................       15.0
PP&E Amortization Period..........................................................        7.0
Fee Amortization Period...........................................................        7.0


KEY RATES
--------------------------------------------------------------------------------

 LIBOR............................................................................       5.75%
 Revolver.........................................................................       8.27%
 Term A...........................................................................       8.27%
 Term B...........................................................................       8.50%
 Term C...........................................................................       8.75%
 Exchangeable Debentures..........................................................       7.50%
 Senior Sub Note..................................................................      10.00%
 Junior Sub Note..................................................................      13.00%
 Preferred........................................................................      13.00%

EQUITY RETURNS ANALYSIS
--------------------------------------------------------------------------------

Initial Equity Investment.............................................                        $ 137,350
Assumed EBITDA Exit Mult..............................................        7.0x       7.5x       8.0x
                                                                              ---        ---  ---------
2000 Implied Return...................................................       16.6%      23.2%      29.1%
2001 Implied Return...................................................       23.9%      28.0%      31.7%
2002 Implied Return...................................................       27.0%      29.8%      32.4%

ACQUISITION MULTIPLES
--------------------------------------------------------------------------------

                                                                         1997       1998       1999
                                                                       ---------  ---------  ---------
Ent. Value / EBITDA...................................................    8.2x       7.5x       6.8x
Ent. Value / EBIT.....................................................   15.5       14.9       11.9

PRO FORMA CREDIT STATISTICS
--------------------------------------------------------------------------------

                                                                                      1997PF        1998         1999
                                                                                   -----------     -----        -----
EBITDA / Interest............................................................         1.7x         2.1x         2.4x
(EBITDA-CapEx) / Interest....................................................         1.3          1.5          1.7
Bank Debt / EBITDA...........................................................         2.6          2.2          1.8
Total Debt / EBITDA..........................................................         6.3          5.6          5.0
(Total Debt + Pref.) / EBITDA................................................         6.6          5.9          5.2







SUMMARY FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                                 1997PF       1998        1999
                                                                               ----------  ----------  ----------
Revenues.....................................................................  $  166,600  $  192,500  $  222,400
EBITDA.......................................................................      64,650      70,510      78,430
EBIT.........................................................................      34,291      35,495      44,553
Net Income...................................................................      (2,366)     (2,766)      3,104

                                               TAB 8

--------------------------------------------------------------------------------
ANALYSIS OF BREAK UP FEES
--------------------------------------------------------------------------------

CONFIDENTIAL                                                       PROJECT SHOUT

TERMINATION FEES IN SELECTED TRANSACTIONS BETWEEN $500 MILLION & $750 MILLION
  SINCE 1/1/90

(DOLLARS IN MILLIONS)

                                                                                                VALUES
  DATE:                                                                                  --------------------
ANNOUNCED   EFFECTIVE             TARGET NAME                    ACQUIROR NAME            TRANS.     ENTERP.   CONSIDERATION
----------  ----------  -------------------------------  ------------------------------  ---------  ---------  --------------
12/23/97    Pending     JC Nichols Co                    Highwoods Properties Inc        $   555.9     --      Cash
10/29/97    Pending     CapMAC Holdings Inc              MBIA Inc                            687.0  $   700.9  Common Stock
10/15/97    Pending     Viewlogic Systems Inc            Synopsys Inc                        530.9      493.0  Common Stock
08/11/97    Pending     Envirodyne Industries Inc        Heico Holding Inc                   651.3      635.4  Liabilities
07/28/97    Pending     Stampeder Exploration Ltd        Gulf Canada Resources Ltd           747.4       --    Common Stock
07/15/97    Withdrawn   Florida Crystals(Flo-Sun Inc)    Savannah Foods & Industries         691.4       --    Common Stock
07/03/97    Part Comp   Duty Free International Inc      BAA PLC                             674.6      751.3  Cash
07/03/97    Part Comp   Wyle Electronics                 Raab Karcher AG(VEBA AG)            633.0      751.3  Cash
06/23/97    10/17/97    Integon Corp                     General Motors Acceptance(GM)       517.1      668.0  Cash
06/12/97    Withdrawn   Envirodyne Industries Inc        HK Acquisition Corp                 650.6      616.1  Cash
06/12/97    10/01/97    Giddings & Lewis Inc             Thyssen AG                          703.0      712.2  Cash
05/28/97    07/03/97    Fibreboard Corp                  Owens Corning                       631.2      478.0  Cash
05/06/97    08/15/97    BBN Corp                         GTE Corp                            713.8      678.3  Cash
05/06/97    07/22/97    BW/IP Inc                        Durco International Inc             530.7      537.9  Common Stock
05/05/97    Withdrawn   Transitional Hospitals Corp      Select Medical Corp                 569.4      534.1  Cash
04/30/97    06/03/97    Sinter Metals Inc                GKN PLC                             563.4      429.0  Cash
04/09/97    05/13/97    Stant Corp                       Tomkins PLC                         574.0      593.7  Cash
03/25/97    05/07/97    Foodbrands America Inc           IBP Inc                             657.5      634.7  Cash
02/26/97    07/02/97    Petrolite Corp                   Baker Hughes Inc                    710.9      709.8  Common Stock
02/24/97    07/01/97    Security-Connecticut Corp        ReliaStar Financial Corp,MN         545.4      503.5  Common Stock
01/27/97    03/07/97    Measurex Corp                    Honeywell Inc                       597.0      587.4  Cash
12/16/96    04/16/97    Paragon Group Inc                Camden Property Trust               624.8      619.1  Common Stock
11/27/96    03/19/97    Owen Healthcare Inc              Cardinal Health Inc                 544.1      481.7  Common Stock
11/18/96    03/27/97    Tyco Toys Inc                    Mattel Inc                          737.4    1,073.1  Common Stock
10/21/96    Withdrawn   Coram Healthcare Corp            Integrated Health Services Inc      558.8      649.2  Common Stock
07/19/96    08/27/97    Rexene Corp                      Huntsman Corp                       606.8      494.5  Cash
05/03/96                Nowsco Well Service Ltd          Great Lakes Chemical Corp           509.3      466.8  Cash
03/29/96    07/02/96    Hayes Wheels International Inc   Motor Wheel Corp                    563.8      695.1  Cash
02/16/96    06/13/96    Forum Group Inc                  Marriott International Inc          622.3      598.8  Cash
02/14/96    03/20/96    Helene Curtis Industries Inc     Unilever NV                         737.4      882.1  Cash
01/31/96    03/04/96    Tivoli Systems Inc               IBM Corp                            709.8      688.0  Cash
12/18/95    05/14/96    AMSCO International              Steris Corp                         673.1      662.7  Common Stock
12/18/95    01/29/96    Cobra Golf Inc                   American Brands Inc                 670.4      643.1  Cash
10/30/95    12/28/95    Learning Co                      SoftKey International Inc           579.6      573.4  Cash
07/31/95    Withdrawn   Learning Co                      Broderbund Software Inc             515.7      513.3  Common Stock
06/26/95    10/05/95    Enterra Corp                     Weatherford International Inc       540.6      660.2  Common Stock
06/22/95    10/30/95    Frame Technology Corp            Adobe Systems Inc                   566.6      549.6  Common Stock
03/31/95    07/10/95    Continental Medical Systems      Horizon Healthcare Corp             594.5      919.6  Common Stock
03/30/95    07/17/95    Circa Pharmaceuticals Inc        Watson Pharmaceuticals Inc          621.1      607.1  Common Stock
11/28/94    06/30/95    Chambers Development Co Inc      USA Waste Services Inc              725.0      626.4  Common Stock


                                                 TERMINATION FEE
   DATE:                                         ---------------
ANNOUNCED    TARGET NAME                          $           %
----------   -----------                         ---         ---
12/23/97     JC Nichols Co.                    $ 14.7        2.6%
10/29/97     CapMAC Holdings Inc                 19.4        2.8%
10/15/97     Viewlogic Systems Inc               10.0        1.9%
08/11/97     Envirodyne Industries Inc            4.0        0.6%
07/28/97     Stampeder Exploration Ltd           14.4        1.9%
07/15/97     Florida Crystals(Flo-Sun Inc)        5.0        0.7%
07/03/97     Duty Free International Inc         20.0        3.0%
07/03/97     Wyle Electronics                    20.0        3.2%
06/23/97     Integon Corp                        15.0        2.9%
06/12/97     Envirodyne Industries Inc           10.0        1.5%
06/12/97     Giddings & Lewis Inc                20.0        2.8%
05/28/97     Fibreboard Corp                     13.5        2.1%
05/06/97     BBN Corp                            13.5        1.9%
05/06/97     BW/IP Inc                           12.0        2.3%
05/05/97     Transitional Hospitals Corp         19.4        3.4%
04/30/97     Sinter Metals Inc                   12.0        2.1%
04/09/97     Stant Corp                          15.0        2.6%




                                                               TERMINATION FEE
   DATE:                                                       ---------------
ANNOUNCED    TARGET NAME                                        $           %
----------   -----------                                       ---         ---
03/25/97     Foodbrands America Inc                             9.9        1.5%
02/26/97     Petrolite Corp                                    30.0        4.2%
02/24/97     Security-Connecticut Corp                          8.0        1.5%
01/27/97     Measurex Corp                                     20.0        3.4%
12/16/96     Paragon Group Inc                                 10.0        1.6%
11/27/96     Owen Healthcare Inc                               13.0        2.4%
11/18/96     Tyco Toys Inc                                     15.0        2.0%
10/21/96     Coram Healthcare Corp                             25.0        4.5%
07/19/96     Rexene Corp                                       15.0        2.5%
05/03/96     Nowsco Well Service Ltd                            5.1        1.0%
03/29/96     Hayes Wheels International Inc                    20.0        3.5%
02/16/96     Forum Group Inc                                   14.0        2.2%
02/14/96     Helene Curtis Industries Inc                      20.0        2.7%
01/31/96     Tivoli Systems Inc                                 5.0        0.7%
12/18/95     AMSCO International                               20.0        3.0%
12/18/95     Cobra Golf Inc                                    15.0        2.2%
10/30/95     Learning Co                                       15.0        2.6%
07/31/95     Learning Co                                       15.0        2.9%
06/26/95     Enterra Corp                                      20.0        3.7%
06/22/95     Frame Technology Corp                             18.0        3.2%
03/31/95     Continental Medical Systems                       10.0        1.7%
03/30/95     Circa Pharmaceuticals Inc                         15.0        2.4%
11/28/94     Chambers Development Co Inc                       21.0        2.9%


                                                                                                VALUES
  DATE:                                                                                  --------------------
ANNOUNCED   EFFECTIVE             TARGET NAME                    ACQUIROR NAME            TRANS.     ENTERP.   CONSIDERATION
----------  ----------  -------------------------------  ------------------------------  ---------  ---------  --------------
09/15/94    10/31/94    American Income Holdings         Torchmark Corp                      550.8      585.9  Cash
09/12/94    01/03/95    Gencare Health Systems           United HealthCare Corp              512.2      475.2  Cash
08/18/94    03/01/95    Worthen Banking,Little Rock,AR   Boatmen's Bancshares,St Louis       585.5    2,048.0  Common Stock
07/27/94    07/03/95    Iowa-Illinois Gas & Electric     Midwest Resources Inc               642.4      722.3  Common Stock
06/28/94    Withdrawn   Sierra Pacific Resources         Washington Water Power Co           625.8    1,300.4  Common Stock
03/28/94    07/25/94    Trizec Corp Ltd                  Investor Group                      740.0     --      Cash
02/24/94    12/16/94    Associated Communications Corp   Southwestern Bell Corp              680.0     --      Common Stock
02/15/94    05/31/94    Ramsay-HMO                       United HealthCare Corp              564.9      474.2  Common Stock
02/07/94    07/11/94    Medisys,HealthInfusion,1 Other   T2 Medical Inc                      549.0     --      Common Stock
10/08/93    11/11/93    Copley Pharmaceutical Inc        Hoechst Celanese Corp(Hoechst)      546.0      975.8  Cash
07/06/93    06/01/94    Cragin Financial Corp            ABN-AMRO Holding NV                 501.6    1,730.8  Cash
06/28/93    08/05/93    Damon Corp                       Corning Inc                         565.3      530.2  Cash
05/10/93    07/30/93    Lifetime Corp                    Olsten Corp                         607.0      461.1  Common Stock
12/17/92    06/11/93    Dentsply International Inc       GENDEX Corp                         577.0     --      Common Stock
12/15/92    06/03/93    Immunex Corp                     American Cyanamid Co                736.3      741.8  Cash
09/17/92    10/30/92    CONSTAR International Inc        Crown Cork & Seal Co                528.9      583.4  Cash
06/03/92    12/04/92    Advanced Telecommunications      LDDS Communications Inc             585.6      759.6  Common Stock
03/12/92    07/23/92    International Corona Corp        Homestake Mining Co                 559.8      695.3  Common Stock
11/22/91    02/14/92    Sanford Corp                     Newell Co                           575.1      555.6  Common Stock
10/30/91    05/04/92    Merchants National Corp          National City,Cleveland,Ohio        655.4    5,073.8  Common Stock
09/19/91    01/16/92    Genetics Institute Inc           American Home Products Corp         667.0      664.8  Cash
07/10/91    10/11/91    Ashton-Tate Corp                 Borland International Inc           547.6      361.2  Common Stock
06/07/91    Withdrawn   Integrated Resources Inc         Bankers Trust New York Corp         565.0     --      Cash
12/13/90    07/15/91    Vista Chemical Co                RWE-DEA Mineraloel & Chemie         582.0    1,144.9  Cash
07/30/90    11/29/90    Diversified Energies Inc         Arkla Inc                           569.8      811.3  Common Stock
07/02/90    10/26/90    Kay Jewelers Inc                 Ratners Group PLC                   533.3      456.4  Convert.Preferred
06/05/90    08/22/90    Phillips Industries Inc          Tomkins PLC                         529.0     --      Cash
03/16/90    11/07/90    Iowa Resources                   Midwest Energy Co                   516.1      931.3  Common Stock
02/20/90    03/26/90    Freeport McMoRan Gold Co         Minorco SA(Anglo American)          704.9      695.6  Cash
01/15/90    04/03/90    Sea Containers-Cargo Container   Tiphook PLC                         537.0     --      Cash
                                                                                                               Mean:
                                                                                                               Median:
                                                                                                               Maximum:
                                                                                                               Minimum:



                                                                          TERMINATION FEE
   DATE:                                                                  ---------------
ANNOUNCED      TARGET NAME                                                  $          %
----------   ---------------                                               ---        ---
09/15/94     American Income Holdings                                       12.0        2.2%
09/12/94     Gencare Health Systems                                         13.0        2.5%
08/18/94     Worthen Banking,Little Rock,A                                  18.0        3.1%
07/27/94     Iowa-Illinois Gas & Electric                                   51.0        7.9%
06/28/94     Sierra Pacific Resources                                       25.0        4.0%
03/28/94     Trizec Corp Ltd                                                 7.3        1.0%
02/24/94     Associated Communications Cor                                  25.0        3.7%
02/15/94     Ramsay-HMO                                                     20.0        3.5%
02/07/94     Medisys,HealthInfusion,1 Othe                                  11.3        2.0%
10/08/93     Copley Pharmaceutical Inc                                      20.0        3.7%
07/06/93     Cragin Financial Corp                                          15.0        3.0%
06/28/93     Damon Corp                                                     17.3        3.1%
05/10/93     Lifetime Corp                                                  14.0        2.3%
12/17/92     Dentsply International Inc                                      5.0        0.9%
12/15/92     Immunex Corp                                                   30.0        4.1%
09/17/92     CONSTAR International Inc                                      15.0        2.8%
06/03/92     Advanced Telecommunications                                    10.0        1.7%
03/12/92     International Corona Corp                                      10.0        1.8%
11/22/91     Sanford Corp                                                   10.0        1.7%
10/30/91     Merchants National Corp                                        35.0        5.3%
09/19/91     Genetics Institute Inc                                         30.0        4.5%
07/10/91     Ashton-Tate Corp                                               13.5        2.5%
06/07/91     Integrated Resources Inc                                        6.0        1.1%
12/13/90     Vista Chemical Co                                              29.0        5.0%
07/30/90     Diversified Energies Inc                                        3.0        0.5%
07/02/90     Kay Jewelers Inc                                               10.0        1.9%
06/05/90     Phillips Industries Inc                                         5.0        0.9%
03/16/90     Iowa Resources                                                 25.0        4.8%
02/20/90     Freeport McMoRan Gold Co                                        7.0        1.0%
01/15/90     Sea Containers-Cargo Container                                 50.1        9.3%
Mean                                                                                    2.7%
Median                                                                                  2.5%
Maximum                                                                                 9.3%
Minimum                                                                                 0.5%

------------------------
Source: Securities Data Company, Inc. (201) 622-3100

                                           TAB 9

--------------------------------------------------------------------------------
                                    EXHIBITS
--------------------------------------------------------------------------------

                                                TAB A

--------------------------------------------------------------------------------
                          COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------

COMPARABLE COMPANY ANALYSIS
(Dollars in Thousands, Except Per Share Items)


                                                                              Price/      Fully Dil     Fully Dil         Adj
                                                   Price        52 Week      52 Week       Shares         Market         Market
Company Name                          Ticker      01/12/98      High-Low       High         Outs.         Value         Value(1)
-------------------------------     ----------    --------    ------------   -------      ---------    ------------    -----------
Cohr Inc.                              CHRI        $11.06     $28.50-10.25      38.8         6,433         $71,167        $57,187
DVI Inc.                                DVI        $19.50     $21.00-10.88      92.9        12,480        $243,351       $729,182
Hillenbrand Industries                  HB         $48.50     $31.50-36.75      94.2        68,802      $3,336,876     $3,270,876
Kinetic Concepts, Inc.         (2)     KNCI        $17.63     $19.94-11.38      88.4        44,359        $781,828       $736,430
Leasing Solutions Inc.                  LSN        $22.50     $32.50-6.75       69.2         8,519        $191,678       $609,487



                                            Market Value Divided by:                                 Adjusted Market Value(1)
                                    ----------------------------------------                    --------------------------------
                                                                                 Cal. 98 P/E     Net Revenue          EBITDA
                                    Cal. 97(E)     Cal. 98(E)     Cal. 99(E)      as a % of     --------------    --------------
Company Name                         Net Inc.       Net Inc.       Net Inc.        3-Yr. Gr.     LTM      LQA      LTM      LQA
-------------------------------     ----------     ----------     ----------      ----------    -----    -----    -----    -----
Cohr Inc.                               12.3x          10.3x           8.4x            47%       0.5x     0.5x     5.2x      5.4x
DVI Inc.                                20.7x          15.9x          12.9x            84%       9.6x     8.6x    10.0x      9.0x
Hillenbrand Industries                  21.2x          18.0x          15.4x           106%       1.9x     1.9x     8.9x      9.7x
Kinetic Concepts, Inc.                  18.8x          16.3x          13.9x            94%       2.5x     2.4x     8.5x      8.4x
Leasing Solutions Inc.                  14.7x          12.2x          10.2x            54%       3.0x     2.6x     3.2x      2.9x


                         ---------------------------------------------------------------------------------------------------------
                          Mean          17.5x          14.6x          12.2x            77%       3.5x     3.2x     7.2x      7.1x
                          Median        18.8           15.9           12.9             84%       2.5      2.4      8.5       8.4
                         ---------------------------------------------------------------------------------------------------------




CAPITALIZATION & MARGINS


                                     Tot. Debt     Adj. Tot. Debt    Tot. Debt     EBITDA Margin    Pre-Tax Margin     Net Margin
                                      as % of          as % of         as % of    --------------   ---------------   -------------
Company Name                         Tot. Cap.     Adj. Tot. Cap       Equity      LTM      LQA     LTM      LQA     LTM     LQA
------------------------------       ----------    --------------    ----------   -----    -----   ------   ------   -----   -----
Cohr Inc.                                2.1%            17.2%            2.1%     9.9%     9.4%     9.4%     8.2%    5.6%    5.0%
DVI Inc.                                84.1%            84.2%          528.9%    95.7%    96.2%    22.6%    23.0%   13.3%   13.7%
Hillenbrand Industries                  23.9%            31.8%           31.5%    21.1%    19.7%    14.2%    13.5%    8.6%    8.2%
Kinetic Concepts, Inc.                   0.1%             0.1%            0.1%    29.3%    28.7%    24.2%    21.7%   14.6%   13.0%
Leasing Solutions Inc.                  85.7%            85.8%          596.9%    91.9%    91.4%     9.8%    10.3%    5.7%    6.0%

----------------------------------------------------------------------------------------------------------------------------------
Mean                                    39.2%            43.8%          231.9%    49.6%    49.1%    16.0%    15.3%    9.6%    9.2%
Median                                  23.9%            31.8%           31.5%    29.3%    28.7%    14.2%    13.5%    8.6%    8.2%
----------------------------------------------------------------------------------------------------------------------------------





                                                        Actual/Projected Cal. EPS Growth
                                         -------------------------------------------------------------
Company Name                              1997(E)          1998(E)          1999(E)         3 Yr. (E)
------------------------------           ---------        ---------        ---------       -----------
Cohr Inc.                                   2.3%            19.1%            22.5%             22.0%
DVI Inc.                                   13.9%            30.3%            23.4%             19.0%
Hillenbrand Industries                     12.4%            17.2%            17.0%             17.0%
Kinetic Concepts, Inc.                      9.3%            13.8%            18.7%             17.5%
Leasing Solutions Inc.                     31.9%            20.9%            18.9%             22.5%

----------------------------------------------------------------------------------------------------------------------------------
Mean                                       14.0%            20.3%            20.1%             19.6%
Median                                     12.4%            19.1%            18.9%             19.0%
----------------------------------------------------------------------------------------------------------------------------------




INCOME INFORMATION


                                       Net Revenues                 EBITDA                   EBIT                   Pretax
                                 ------------------------    --------------------    --------------------    --------------------
Company Name                        LTM           LQA          LTM         LQA         LTM         LQA         LTM         LQA
----------------------------     ----------    ----------    --------    --------    --------    --------    --------    --------
Cohr Inc.                          $100,856      $102,364      $9,983      $9,592      $8,408      $7,380      $9,433      $8,344
DVI Inc.                            $76,160       $84,396     $72,865     $81,200     $62,003     $69,900     $17,178     $19,424
Hillenbrand Industries           $1,742,000    $1,716,000    $367,000    $337,333    $267,000    $232,000    $247,000    $232,000
Kinetic Concepts, Inc.             $294,563      $305,196     $86,320     $87,519     $63,869     $64,660     $71,277     $66,364
Leasing Solutions Inc.             $206,270      $233,688    $189,562    $213,696     $49,028     $58,484     $20,241     $23,960





                                        Net Income                                     Calendar EPS
                                 ------------------------                   ----------------------------------
Company Name                        LTM            LQA                        1997E        1998E       1999E
----------------------------     ---------      ---------                   ---------    ---------   ---------
Cohr Inc.                           $5,651         $5,072                     $0.90        $1.08       $1.32
DVI Inc.                           $10,093        $11,600                     $0.94        $1.23       $1.51
Hillenbrand Industries            $150,000       $140,000                     $2.29        $2.69       $3.14
Kinetic Concepts, Inc.             $43,031        $39,792                     $0.94        $1.07       $1.27
Leasing Solutions Inc.             $11,779        $13,940                     $1.53        $1.85       $2.20



Notes
----------------------------
(1) Adjusted Marked Value = Fully Diluted Market Value + Debt
    Outstanding - Cash.
(2) KNCI stock price fixed as of 9/26/97, prior to announced acquisition by Richard C. Blum & Assoc. LP and Fremont Partners LP.

                                         TAB B

--------------------------------------------------------------------------------
                             PRECEDENT TRANSACTIONS
--------------------------------------------------------------------------------

CONFIDENTIAL                                                       PROJECT SHOUT
--------------------------------------------------------------------------------
SELECTED TRANSACTIONS IN THE MEDICAL EQUIPMENT RENTAL INDUSTRY
($ IN MILLIONS)

                                                                             MULTIPLES OF
                                                                            PURCHASE PRICE               MULTIPLES OF
                                                                      --------------------------      TRANSACTION VALUE
   DATE                TARGET/               PURCHASE    TRANSACTION      NET        TANGIBLE     --------------------------
ANNOUNCED              ACQUIROR                PRICE        VALUE       INCOME      BOOK VALUE    SALES    EBITDA     EBIT
----------  ------------------------------  -----------  -----------  -----------  -------------  -----    -------    -----
11/26/97    Universal Hospital Services/
              J.W. Childs Equity Partners LP   $  89.3    $   122.8         30.1x      5.0x       2.0x        4.9x    13.8x

10/03/97    Kinetic Concepts Inc./
              Richard C, Blum & Associates LP
              Fremont Partners LP                875.0        836.8         20.9       3.9        2.9        10.2     13.6

07/10/96    Biomedical Equipment Rental/
              Universal Hospital Services    $    12.7    $    13.2         43.2       4.2        4.5         9.1     63.3*

08/23/94    KCI Therapeutic Services/
              MEDIQ Inc.                          83.3         84.0           NA        NA        1.9          NA       NA

12/12/91    ATI Medical Inc/
              MEDIQ Inc.                          21.9         70.4           NM       2.5        1.3         4.2     16.8

                                                               Mean         31.4x      3.9x       2.5x        7.1x    14.7x
                                                               High         43.2       5.0        4.5        10.2     16.8
                                                                Low         20.9       2.5        1.3         4.2     13.6

------------------------
*   Excluded from the calculations of mean, high and low.

(NA)- Not Available

(NM)- Not Meaningful

                                     TAB
                                      C

--------------------------------------------------------------------------------

                        LEVERAGED RECAPITALIZATION MODEL
--------------------------------------------------------------------------------

CONFIDENTIAL                                                       PROJECT SHOUT
--------------------------------------------------------------------------------
  TRANSACTION SUMMARY--GROWTH MANAGEMENT CASE

    (Dollars in Millions)

  SOURCES AND USES OF FUNDS                                                                 AMOUNT          %
----------------------------------------------------------------------------------------  ----------  -------------
Sources
----------------------------------------------------------------------------------------
  Balance Sheet Cash....................................................................  $        0          0.0%
  Revolver..............................................................................           0          0.0%
  Term A................................................................................     166,645         29.5%
  Term B................................................................................           0          0.0%
  Term C................................................................................           0          0.0%
  Exchangeable Debentures...............................................................      10,055          1.8%
  Senior Sub Note.......................................................................     200,000         35.4%
  Senior Discount Debentures............................................................      30,000          5.3%
  Seller Preferred......................................................................      20,219          3.6%
  New Common............................................................................     105,340         18.7%
  Existing Common.......................................................................      32,011          5.7%
                                                                                          ----------        -----
Total Sources...........................................................................  $  564,269        100.0%
                                                                                          ----------        -----
Uses
----------------------------------------------------------------------------------------
  Purchase Price of Equity..............................................................  $  390,902         69.3%
  Assumed / Refinanced Debt.............................................................     139,367         24.7%
  Financing Fees........................................................................      20,975          3.7%
  Transaction Costs.....................................................................      13,025          2.3%
                                                                                          ----------        -----
Total Uses..............................................................................  $  564,269        100.0%
                                                                                          ----------        -----

  PRO FORMA OWNERSHIP
----------------------------------------------------------------------------------------
  OWNER                                                                                    PRIMARY    FULLY DILUTED
----------------------------------------------------------------------------------------  ----------  -------------
  Equity Investor.......................................................................        76.7%        68.4%
  Existing Equity.......................................................................        23.3%        20.8%
  Management + Options..................................................................      --             10.8%
                                                                                          ----------        -----
                                                                                               100.0%       100.0%

PURCHASE PRICE CALCULATION
------------------------------------------------------------------------------------------------------
Share Price Offered...................................................................................  $    14.50
Shares Outstanding (000's)............................................................................      25,648
Options Outstanding (000's)...........................................................................       2,003
Average Exercise Price................................................................................  $     5.01
Fully Diluted Shares..................................................................................      26,959
                                                                                                        ----------
Purchase Price of Equity..............................................................................  $  390,902
Plus: Net Debt........................................................................................     135,340
                                                                                                        ----------
Enterprise Value......................................................................................  $  526,242
Non-Deductible Goodwill...............................................................................         yes
Goodwill Calculation
------------------------------------------------------------------------------------------------------
Plus: Fees and Expenses...............................................................................      13,025
Less: Book Value of Equity............................................................................      49,232
Goodwill Created......................................................................................         N/A
Amortization Assumptions
Goodwill Amort. Book..................................................................................        20.0
Goodwill Amort. Tax...................................................................................        15.0
PP&E Amortization Period..............................................................................         7.0

Fee Amortization Period...............................................................................         7.0


KEY RATES
----------------------------------------------------------------------------------------------------------
  LIBOR...................................................................................................       5.75%
  Revolver................................................................................................       8.27%
  Term A..................................................................................................       8.27%
  Term B..................................................................................................       8.50%
  Term C..................................................................................................       8.75%
  Exchangeable Debentures.................................................................................       7.50%
  Senior Sub Note.........................................................................................      10.00%
  Junior Sub Note.........................................................................................      13.00%
  Preferred...............................................................................................      13.00%

EQUITY RETURNS ANALYSIS
-----------------------------------------------------------------------------
Initial Equity Investment                                                                              $  137,350
Assumed EBITDA Exit Mult.....................................................         7.0x        7.5x        8.0x
                                                                               ----------  ----------  ----------
2000 Implied Return                                                                 16.6%       23.2%       29.1%
2001 Implied Return                                                                 23.9%       28.0%       31.7%
2002 Implied Return                                                                 27.0%       29.8%       32.4%

ACQUISITION MULTIPLES                                                             1997        1998        1999
-----------------------------------------------------------------------------  ----------  ----------  ----------
Ent. Value / EBITDA..........................................................         8.2x        7.5x        6.8x
Ent. Value / EBIT............................................................        15.5        14.9        11.9
PRO FORMA CREDIT STATISTICS                                                      1997PF       1998        1999
-----------------------------------------------------------------------------  ----------  ----------  ----------
EBITDA / Interest............................................................         1.7x        2.1x        2.4x
(EBITDA-CapEx) / Interest....................................................         1.3         1.5         1.7
Bank Debt / EBITDA...........................................................         2.6         2.2         1.8
Total Debt / EBITDA..........................................................         6.3         5.6         5.0
(Total Debt + Pref.) / EBITDA................................................         6.6         5.9         5.2
SUMMARY FINANCIAL INFORMATION                                                    1997PF       1998        1999
-----------------------------------------------------------------------------  ----------  ----------  ----------
Revenues.....................................................................  $  166,600  $  192,500  $  222,400
EBITDA.......................................................................      64,650      70,510      78,430
EBIT.........................................................................      34,291      35,495      44,553
Net Income                                                                         (2,366)     (2,766)      3,104

CONFIDENTIAL                                                       PROJECT SHOUT
--------------------------------------------------------------------------------

PURCHASE PRICE SENSITIVITY--GROWTH MANAGEMENT CASE
  (Dollars in thousands)

                                                                         EBITDA /
                                                                         Interest      Debt/ EBITDA    2001 Equity Return
        Purchase price   Transaftion    Total     Seller      Equity   -------------   -------------   -------------------
          of Equity         Value        Debt    Preferred   Required  1997PF   1998   1997PF   1998   @7.0X  @7.5X  @8.0X
        --------------   -----------   --------  ---------   --------  ------   ----   ------   ----   -----  -----  -----
$12.00     $323,505       $458,845     $406,700   $20,219    $69,953    1.7x    1.8x    6.3x    5.6x   45.3%  50.1%  54.4%
 12.50      336,985        472,325      406,700    20,219     83,433    1.7     1.8     6.3     5.6    39.5%  44.1%  48.2%
 13.00      350,464        485,804      406,700    20,219     96,912    1.7     1.8     6.3     5.6    34.7%  39.1%  43.1%
 13.50      363,944        499,284      406,700    20,219    110,391    1.7     1.8     6.3     5.6    30.6%  34.9%  38.8%
 14.00      377,423        512,763      406,700    20,219    123,871    1.7     1.8     6.3     5.6    27.0%  31.2%  35.0%
 14.50      390,902        526,242      406,700    20,219    137,350    1.7     1.8     6.3     5.6    23.9%  28.0%  31.7%
 15.00      404,382        539,722      406,700    20,219    150,830    1.7     1.8     6.3     5.6    21.2%  25.2%  28.8%


CONFIDENTIAL                                                                                               PROJECT SHOUT
------------------------------------------------------------------------------------------------------------------------
PRO FORMA BALANCE SHEET--GROWTH MANAGEMENT CASE

(Dollars in Thousands)

                                                                                          ADJUSTMENTS
                                                                                    -----------------------   PRO FORMA
                                                                         12/31/97   FINANCING   ACCOUNTING    12/31/97
                                                                        ----------  ----------  -----------  -----------
Assets
  Cash................................................................  $    4,027  $  564,269  ($  564,269)  $   4,027
  Accounts Receivable.................................................      38,458                               38,458
  Inventory...........................................................      13,533                               13,533
  Current Assets......................................................       5,902                                5,902
                                                                        ----------  ----------  -----------  -----------
Total Current Assets..................................................  $   61,920  $  564,269  ($  564,269)  $  61,920

Net PP&E..............................................................     114,164           0            0     114,164
Goodwill..............................................................      56,129           0            0      56,129
Deferred Financing Costs..............................................           0           0       20,975      20,975
Other Assets..........................................................      16,548           0            0      16,548
                                                                        ----------  ----------  -----------  -----------
Total Assets..........................................................  $  248,761  $  564,269  ($  543,294)  $ 269,736
                                                                        ----------  ----------  -----------  -----------
                                                                        ----------  ----------  -----------  -----------
Accounts Payable......................................................  $    8,793  $        0  $         0   $   8,793
Other Current Liabilities.............................................      21,531           0            0      21,531
Deferred Income Taxes.................................................           0           0            0           0
Other LT Liabilities..................................................      29,838           0            0      29,838
Revolver..............................................................     129,312           0     (129,312)          0
Term A................................................................           0     166,645            0     166,645
Term B................................................................           0           0            0           0
Term C................................................................           0           0            0           0
Exchangeable Debentures...............................................      10,055      10,055      (10,055)     10,055
Senior Sub Note.......................................................           0     200,000            0     200,000
Junior Sub Note.......................................................           0      30,000            0      30,000
                                                                        ----------  ----------  -----------  -----------
Total Liabilities.....................................................  $  199,529  $  406,700  ($  139,367)  $ 466,862
Preferred.............................................................           0      20,219            0      20,219
Stockholders Equity...................................................      49,232     137,350     (403,927)   (217,345)
                                                                        ----------  ----------  -----------  -----------
Total Liabilities & Equity............................................  $  248,761  $  564,269  ($  543,294)  $ 269,736
                                                                        ----------  ----------  -----------  -----------
                                                                        ----------  ----------  -----------  -----------
                                                                                 0           0            0           0

CONFIDENTIAL                                                      PROJECT SHOUT
-------------------------------------------------------------------------------
Pro Forma Credit Statistics

                                  Pro Forma                             Projected
                                  ---------  --------------------------------------------------------------------------
                                     1997        1998         1999         2000         2001         2002       2003
                                  ---------  -----------  ------------  -----------  -----------  ----------  ---------

EBITDA/Interest Expense..........  1.7x         1.8x         2.1x         2.4x         2.9x         3.6x         4.5x

EBITDA - CapEx/Interest Expense..  1.3x         1.5x         1.7x         2.0x         2.5x         3.1x         4.1x

EBIT/Interest Expense............  0.9x         0.9x         1.2x         1.5x         2.0x         2.8x         3.7x

Debt/Total Book Capitalization... -187%        -178%        -175%        -173%        -176%        -190%        -223%

Bank Debt/EBITDA.................  2.6x         2.2x         1.8x         1.3x         0.8x         0.4x         0.0x

Operating Company Debt/EBITDA....  5.8x         5.1x         4.5x         3.6x         2.8x         2.1x         1.4x

Total Debt/EBITDA................  6.3x         5.6x         5.0x         4.1x         3.3x         2.6x         1.9x

(Total Debt + Preferred)/EBITDA..  6.6x         5.9x         5.2x         4.3x         3.5x         2.7x         2.0x


Confidential                                             Project SHOUT
------------------------------------------------------------------------------


Income Statement

(Dollars in Thousands)

                                  Actual                              Projected
                                  ------    ---------------------------------------------------------------
                                   1997       1998       1999       2000       2001       2002       2003
                                 --------   --------   --------   --------   --------   --------   --------

Revenues........................ $166,600   $192,500   $222,400   $259,100   $304,000   $356,500   $418,067
COGS............................   68,750     85,290    102,370    123,650    149,940    180,130    211,238
                                 --------   --------   --------   --------   --------   --------   --------
Gross Profit....................  $97,850   $107,210   $120,030   $135,450   $154,060   $176,370   $206,829

SG&A............................   33,200     36,700     41,600     45,300     49,900     55,400     64,967
                                 --------   --------   --------   --------   --------   --------   --------
EBITDA..........................  $64,650    $70,510    $78,430    $90,150   $104,160   $120,970   $141,862

  Depreciation..................  $30,359    $30,462    $29,324   $28,235     $28,796    $22,331    $21,801

  New Fees & Goodwill
   Amortization.................       0       4,554      4,554     4,554       4,554      4,554      4,554
                                 --------   --------   --------   --------   --------   --------   --------
EBIT............................  $34,291    $35,495    $44,553   $57,362     $70,810    $94,086   $115,508
                                 --------
                                 --------

Net Interest Expense............              38,234     37,508     37,103    35,903      34,070     31,189
                                            --------   --------   --------   --------   --------   --------
Pretax Income...................             ($2,740)    $7,044    $20,258   $34,907     $60,016    $84,318

  Income Tax Expense............                  27      3,940      9,226    15,086      25,129     34,850
                                            --------   --------   --------   --------   --------   --------
Net Income......................             ($2,766)    $3,104    $11,032   $19,822     $34,887    $49,468
                                            --------   --------   --------   --------   --------   --------
                                            --------   --------   --------   --------   --------   --------
Preferred Dividends on
   Seller Paper.................               2,628      2,628      2,628     2,628       2,628      2,628
                                            --------   --------   --------   --------   --------   --------
Net Income Available to Common..             ($5,395)      $475     $8,404   $17,193     $32,258    $46,840
                                            --------   --------   --------   --------   --------   --------
                                            --------   --------   --------   --------   --------   --------

CONFIDENTIAL                                                  PROJECT SHOUT
-------------------------------------------------------------------------------
Balance Sheet

(Dollars in Thousands)

                                   Pro forma                           Projected
                                  ----------------------------------------------------------------------------------
                                        1997        1998        1999        2000        2001        2002        2003
                                  ----------   ---------   ---------   ---------   ---------   ---------   ---------
Assets
  Cash.........................       $4,027      $4,027      $4,027      $4,027      $4,027      $4,027     ($3,152)
  Accounts Receivable..........       38,458      42,426      51,182      59,629      69,962      82,044      96,213
  Inventory....................       13,533      14,378      18,679      20,480      22,079      22,237      26,077
  Other Current Assets.........        5,902       6,820       7,879       9,179      10,770      12,629      14,811
                                  ----------   ---------   ---------   ---------   ---------   ---------   ---------
Total Current Assets...........      $61,920     $67,650     $81,768     $93,315    $106,837    $120,937    $133,949

Net PP&E.......................      114,164      98,702      84,379      71,144      57,348      50,018      43,217

Goodwill.......................       56,129      53,323      50,516      47,710      44,903      42,097      39,290
Deferred Financial Costs.......       20,975      19,228      17,480      15,733      13,985      12,238      10,490
Other Assets...................       16,548      16,548      16,548      16,548      16,548      16,548      16,548
                                  ----------   ---------   ---------   ---------   ---------   ---------   ---------
Total Assets...................     $269,736    $255,450    $250,691    $244,449    $239,622    $241,837    $243,495
                                  ----------   ---------   ---------   ---------   ---------   ---------   ---------
                                  ----------   ---------   ---------   ---------   ---------   ---------   ---------
Accounts Payable...............       $8,793     $10,908     $13,093     $15,815     $19,177     $23,038     $27,017
Other Current Liabilities......       21,531      21,531      21,531      21,531      21,531      21,531      21,531
Deferred Income Taxes..........            0           0           0           0           0           0           0
Other LT Liabilities...........       29,838      29,838      29,838      29,838      29,838      29,838      29,838
Revolver.......................            0           0           0           0           0           0           0
Term A.........................      166,645     151,739     139,912     117,565      86,555      46,292           0
Term B.........................            0           0           0           0           0           0           0
Term C.........................            0           0           0           0           0           0           0
Exchangeable Debentures........       10,055      10,055      10,055      10,055      10,055      10,055           0
Senior Sub Note................      200,000     200,000     200,000     200,000     200,000     200,000     200,000
Senior Discount Debentures.....       30,000      33,900      38,307      43,287      48,914      55,273      62,459
                                  ----------   ---------   ---------   ---------   ---------   ---------   ---------
Total Liabilities..............     $466,862    $457,971    $452,736    $438,091    $416,070    $386,027    $340,845

Preferred......................       20,219      20,219      20,219      20,219      20,219      20,219      20,219
Stockholders Equity............     (217,345)   (222,740)   (222,264)   (213,861)   (196,667)   (164,409)   (117,569)
                                  ----------   ---------   ---------   ---------   ---------   ---------   ---------
Total Liabilities & Equity.....     $269,736    $255,450    $250,691    $244,449    $239,622    $241,837    $243,495
                                  ----------   ---------   ---------   ---------   ---------   ---------   ---------
                                  ----------   ---------   ---------   ---------   ---------   ---------   ---------
                                           0           0           0           0           0           0          (0)


CONFIDENTIAL                                                                                                        PROJECT SHOUT
---------------------------------------------------------------------------------------------------------------------------------
Cash Flow Statement

(Dollars in Thousands)

                                                                                Projected
                                              -----------------------------------------------------------------------------------
                                                  1998           1999           2000           2001          2002          2003
                                              --------       --------       --------       --------      --------      --------
Net Income ..............................     ($2,766)       $3,104         $11,032        $19,822       $34,887       $49,468
  Depreciation & Amortization............      35,016        33,878          32,789         33,350        26,885        26,355
  Change in Working Capital..............
  Change in Accounts Receivable..........      (3,968)       (8,757)         (8,447)       (10,333)      (12,082       (14,169)
  Change in inventory....................        (845)       (4,302)         (1,800)        (1,599)         (158)       (3,840)
  Change in Accounts Payable............        2,115         2,185           2,722          3,362         3,861         3,979
  Change in Other Short Term.............        (918)       (1,059)         (1,300)        (1,591)       (1,860)       (2,181)
  Change in Other Long Term..............           0             0               0              0             0             0
  Change in Deferred Taxes...............           0             0               0              0             0             0
                                              -------       -------         -------        -------       -------       -------
Operating Cash Flow......................     $28,635       $25,048         $34,995        $43,012       $51,533       $59,611


  CapEx..................................     (15,000)      (15,000)        (15,000)       (15,000)      (15,000)      (15,000)
                                              -------       -------         -------        -------       -------       -------
Investing Activities.....................    ($15,000)     ($15,000)       ($15,000)      ($15,000)     ($15,000)     ($15,000)
Cash Available for Debt Repayment........     $14,906       $11,826         $22,347        $31,011       $40,263       $49,168
Additional Debt Draws / (Repayments)
  Revolver..............................            0             0               0              0             0             0
  Term A................................      (14,906)      (11,826)        (22,347)       (31,011)      (40,263)      (46,292)
  Term B................................            0             0               0              0             0             0
  Term C................................            0             0               0              0             0             0
  Senior Note...........................            0             0               0              0             0       (10,055)
  Senior Sub Note.......................            0             0               0              0             0             0
  Senior Discount Debentures............        3,900         4,407           4,980          5,627         6,359         7,185
  Less: Preferred Dividends Paid........       (2,628)       (2,628)         (2,628)        (2,628)       (2,628)       (2,628)
                                              -------       -------         -------        -------       -------       -------
Financing Activities....................     ($13,635)     ($10,048)       ($19,995)      ($28,012)     ($36,533)     ($51,790)

Change in Cash..........................            0             0               0              0             0        (7,179)
Cash at Beginning of Year...............        4,027         4,027           4,027          4,027         4,027         4,027
                                              -------       -------         -------        -------       -------       -------
Cash at End of Year.....................       $4,027        $4,027          $4,027         $4,027        $4,027       ($3,152)
                                              -------       -------         -------        -------       -------       -------
                                              -------       -------         -------        -------       -------       -------

                                     TAB
                                      D

-------------------------------------------------------------------------------

                           PREFERRED SHARE VALUATION

-------------------------------------------------------------------------------

CONFIDENTIAL                                                      PROJECT SHOUT
-------------------------------------------------------------------------------
PREFERRED SHARE VALUATION

                                            PRESENT VALUE AT VARIOUS DISCOUNT RATES
                                            ---------------------------------------
YEAR                           PERIOD    DIVIDEND      16%        17%        18%
----------------------------  ---------  ---------  ---------  ---------  ---------
1998                                  1     0.0488     0.0451     0.0449     0.0447
                                      2     0.0488     0.0418     0.0414     0.0410
1999                                  3     0.0488     0.0387     0.0382     0.0376
                                      4     0.0488     0.0358     0.0352     0.0345
2000                                  5     0.0488     0.0332     0.0324     0.0317
                                      6     0.0488     0.0307     0.0299     0.0291
2001                                  7     0.0488     0.0284     0.0275     0.0267
                                      8     0.0488     0.0263     0.0254     0.0245
2002                                  9     0.0488     0.0244     0.0234     0.0224
                                     10     0.0488     0.0226     0.0216     0.0206
2003                                 11     0.0488     0.0209     0.0199     0.0189
                                     12     0.0488     0.0194     0.0183     0.0173
2004                                 13     0.0488     0.0179     0.0169     0.0159
                                     14     0.0488     0.0166     0.0156     0.0146
2005                                 15     0.0488     0.0154     0.0143     0.0134
                                     16     0.0488     0.0142     0.0132     0.0123
2006                                 17     0.0488     0.0132     0.0122     0.0113
                                     18     0.0488     0.0122     0.0112     0.0103
2007                                 19     0.0488     0.0113     0.0103     0.0095
                                     20     0.0488     0.0105     0.0095     0.0087
2008                                 21     0.0488     0.0097     0.0088     0.0080
                                     22     0.0488     0.0090     0.0081     0.0073
2009                                 23     0.0488     0.0083     0.0075     0.0067
                                     24     0.0488     0.0077     0.0069     0.0062
2010                                 25     0.0488     0.0071     0.0063     0.0057
                                     26     0.0488     0.0066     0.0058     0.0052
2011                                 27     0.0488     0.0061     0.0054     0.0048
                                     28     0.0488     0.0057     0.0050     0.0044

                              ---------  ---------  ---------  ---------  ---------
                                         Totals...  $  0.5387  $  0.5151  $  0.4932


                                     TAB
                                      E

-------------------------------------------------------------------------------

                               WACC CALCULATION

-------------------------------------------------------------------------------

CONFIDENTIAL                                                      PROJECT SHOUT
-------------------------------------------------------------------------------
COST OF CAPITAL ANALYSIS

(Dollars in Thousands)

ASSUMPTIONS

Risk Free Rate (1)....................................................................        5.7%
Market Risk Premium (2)...............................................................        7.4%
Marginal Tax Rate.....................................................................       40.0%
Cost of Target Debt...................................................................        8.5%

                                                                                             HISTORICAL     PROJECTED
REPORTED BETAS                                                      BLOOMBERG       IDD         BARRA         BARRA        MEAN
----------------------------------------------------------------  -------------  ---------  -------------  -----------     -----
Hillenbrand Industries..........................................       0.58         0.40         0.78          0.81         0.64
DVI Inc.........................................................       0.51         0.42         1.98          1.52         1.11
Kinetic Concepts, Inc...........................................       0.61         0.46         N/ A          N/ A         0.54
Leasing Solutions Inc...........................................       0.63         0.46         1.11          1.15         0.84
Cohr Inc........................................................       1.07         N/ A         1.03          1.21         1.10
SHOUT...........................................................       0.40                                                 0.40

                                            LEVERED     MKT. VAL.    BOOK VAL.     BOOK VAL.     BV DEBT/       BV PREF.
UNLEVERED BETAS                              BETA         EQUITY        DEBT       PREFERRED     MV EQUITY      MV EQUITY
----------------------------------------  -----------  ------------  ----------  -------------  -----------  ---------------
Hillenbrand Industries..................        0.64   $  3,336,876   $264,000    $     0            7.9%          0.0%
DVI Inc.................................        1.11        243,357    521,800          0          214.4%          0.0%
Kinetic Concepts, Inc...................        0.54        781,828        477          0            0.1%          0.0%
Leasing Solutions Inc...................        0.84        191,678    427,000          0          222.8%          0.0%
Cohr Inc................................        1.10         71,167      1,455          0            2.0%          0.0%

                                                                     Mean....................................

SHOUT...................................        0.40   $    293,177   $139,367    $     0           47.5%          0.0%

                                            UNLEVERED
UNLEVERED BETAS                               BETA
----------------------------------------  -------------
Hillenbrand Industries..................         0.59
DVI Inc.................................         0.35
Kinetic Concepts, Inc...................         0.53
Leasing Solutions Inc...................         0.26
Cohr Inc................................         1.08
Mean....................................         0.56
SHOUT...................................         0.31

--------------------------
COST OF EQUITY ESTIMATE
--------------------------

Unlevered Beta........................................................................       0.56
Target BV Debt/MV Equity..............................................................       47.5%
Target BV Preferred/MV Equity.........................................................        0.0%
Levered Beta..........................................................................       0.83
Risk Free Rate........................................................................        5.7%
Risk Premium..........................................................................        7.4%
Cost of Equity........................................................................       11.9%
--------------------------------------------------------------------------------------------------
WACC Estimate
--------------------------------------------------------------------------------------------------
SHOUT BV Debt/MV Equity...............................................................       47.5%
SHOUT BV Debt/Total Market Capitalization.............................................       32.2%
SHOUT MV Equity/Total Market Capitalization...........................................       67.8%
Cost of Debt..........................................................................        8.5%

Cost of Equity........................................................................       11.9%

WACC..................................................................................       10.8%

Notes:
------------------------
(1) Based on 30 year U.S. treasury bond rate.

(2) Source: Ibbotson arithmetic market premium, 1926--1995.

(3) Assumes Shout capital structure is industry optimal capital structure.